UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☒           Soliciting Material Under Rule 14a-12

CRACKER BARREL OLD COUNTRY STORE, INC.
(Name of Registrant as Specified in Its Charter)

BIGLARI HOLDINGS INC. BIGLARI CAPITAL CORP. THE LION FUND, L.P. SARDAR BIGLARI
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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On September 13, 2011, the following materials were posted by Biglari Holdings Inc. to http://www.enhancecrackerbarrel.com :

Important Notice

This website may contain forward-looking statements. These statements may be identified by the use of forward-looking terminology such as the words “expects,” “intends,” “believes,” “anticipates” and other terms with similar meaning indicating possible future events or actions relating to the business or shareholders of Cracker Barrel Old Country Store, Inc. (the “Company”). These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include, among others, the ability of Biglari Holdings Inc. (“Biglari Holdings”), Biglari Capital Corp. (“BCC”), The Lion Fund, L.P. (the “Lion Fund”), and Sardar Biglari to successfully solicit sufficient proxies to elect Mr. Biglari to the Company’s board of directors through a proxy solicitation to be undertaken by them, the ability of Mr. Biglari to work with the other members of the Company’s board of directors to improve the performance of the Company and risk factors associated with the business of the Company, as described in the Company’s Annual Report on Form 10-K for the fiscal year ended July 30, 2010, and in other periodic reports of the Company, which are available at no charge at the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results.

This website may be deemed to constitute solicitation material and is intended solely to inform shareholders so that they may make an informed decision regarding the proxy solicitation.

Biglari Holdings, together with the other participants named below, intends to make a preliminary filing with the SEC of a proxy statement and accompanying proxy card to be used to solicit votes for the election of Mr. Biglari to the Company’s board of directors at the 2011 annual meeting of shareholders of the Company.

BIGLARI HOLDINGS STRONGLY ADVISES ALL SHAREHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ PROXY SOLICITOR, INNISFREE M&A INCORPORATED, TOLL-FREE AT (888) 750-5834, BANKS AND BROKERS CALL COLLECT AT (212) 750-5833.

The participants in this proxy solicitation are Biglari Holdings, BCC, the Lion Fund and Sardar Biglari.

As of the date hereof, Biglari Holdings directly owns 1,996,034 shares of Common Stock of the Company. As of the date hereof, the Lion Fund directly owns 140,100 shares of Common Stock. Each of BCC, as the general partner of the Lion Fund, and Biglari Holdings, as the parent of BCC, may be deemed to beneficially own the shares of Common Stock directly owned by the Lion Fund. Mr. Biglari, as the Chairman and Chief Executive Officer of each of BCC and Biglari Holdings, may be deemed to beneficially own the shares of Common Stock directly owned by Biglari Holdings and the Lion Fund.

As members of a “group” for the purposes of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended, each of the participants in this proxy solicitation is deemed to beneficially own the shares of Common Stock of the Company beneficially owned in the aggregate by the other participants. Each of the participants in this proxy solicitation disclaims beneficial ownership of such shares of Common Stock except to the extent of his or its pecuniary interest therein.

This communication is not a solicitation of a proxy, which may be done only pursuant to a definitive proxy statement.

WELCOME

A Memo From Sardar Biglari, Chairman & CEO of Biglari Holdings Inc.:

We of Biglari Holdings have created this website — enhancecrackerbarrel.com — to extend the courtesy of communicating with the shareholders of Cracker Barrel Old Country Store, Inc. We are the largest shareholder of Cracker Barrel with an ownership of over 9% of the Company’s outstanding common stock. Cracker Barrel’s 2011 annual meeting of stockholders will be your first chance to vote for a director not allied with the Company’s Board. I am running for just one board seat, and only with shareholder support will I be able to join Cracker Barrel’s Board of Directors. This website features letters I myself have written, not penned by any attorney or advisor, directed to all shareholders as well as to the Board of Cracker Barrel. Also on the site, I have included links that would be helpful to you, such as the ones concerning our SEC filings. In other words, I am placing information on the site that I would want to know if our roles were reversed with yours.

Cracker Barrel is a great brand but one that has failed to achieve its potential because, in our view, it has been held back by a Board that has neither meaningful stock ownership nor the relevant expertise to challenge the status quo. I believe I bring a far more creative perspective to the scene. I plan on being a long-term stockholder of Cracker Barrel with the firm resolve to maximize the value of the Company and thereby to generate value for all shareholders.

I encourage you to review the site thoroughly and regularly in order to remain knowledgeable about Cracker Barrel and our plans to enhance the value of your shares. You can even share your thoughts under “contact us.” Remember, we favor a new innovative perspective to which you can contribute.

I am placing my name, my reputation, and the entire Biglari Holdings brand on the following: I have your best interests in mind and I will explore all avenues to create value for all owners.

Sincerely,

Sardar Biglari

BIGLARI HOLDINGS INC.
175 EAST HOUSTON STREET, SUITE 1300
SAN ANTONIO, TEXAS 78205
TELEPHONE (210) 344-3400
FAX (210) 344-3411

SARDAR BIGLARI, CHAIRMAN & CEO

September 12, 2011

Dear Fellow Stockholders:

We are owners of 9.3% of the outstanding common stock of Cracker Barrel Old Country Store, Inc., making us the largest shareholder of the Company. Over the last several months I have spent time with the Board and management to understand their approach to the business and to their shareholders — and it has become increasingly clear to us that top leadership has shaped a culture that lacks, inter alia, accountability, transparency, and stock ownership. I believe that the Cracker Barrel Board has failed to perform up to the Company’s potential. My aim was to join the Board of Cracker Barrel to share my expertise and experiences — all in an endeavor to create substantial and sustainable shareholder value for all owners. But my efforts to work with the Board have been fruitless. Therefore, I am turning to you, the true owners of the Company.

I am a firm believer that achieving top-level corporate governance and enhancing long-term value require placing shareholders on the board who possess substantial holdings along with relevant business experience. This requirement ensures the proper coalescence of interests between the board and the shareholders. To put it succinctly, the Board of Cracker Barrel cannot relate to you or me as the owners of the Company because the directors have not made financial commitments on the same basis as we owners. Instead of paying for stock, the directors have been granted stock and stock options. Thus, they resemble employees not owners.

To quantify my point, I have invested about $100 million in the stock of Cracker Barrel whereas the entire Board since 2003 has spent a total of $251,600 in purchasing stock in the open market. In 2010 each of the Board members, with the exception of the Chairman, was compensated $200,651 on average. To be truly independent, in our view, is not to allow the director fees to become a significant portion of one’s annual income. Over the past four years directors as a group have been remunerated a total of $6.4 million, excluding the Chairman/CEO’s compensation, a robust $32.8 million. At a minimum the Board members could have used a portion of their own compensation to purchase shares as you and I have done.

Needless to say, I have the same agenda as you, the enhancement of stockholder value. But since current Board members do not have much equity in the Company, their incentives, in my judgment, center on pay, perks, and prestige. In contrast, ours center on performance. Plainly, we think and act like owners because we are owners. By law directors have a duty to represent owners. Who better to represent owners than a true owner?

In addition to their lack of ownership we are concerned by the actions of current leadership, as exemplified by its lack of financial transparency. I recently wrote the Board about the lack of disclosure surrounding the two businesses of Cracker Barrel — restaurant and retail (i.e., the gift shop).  I will not go over all the details of my concern because I have enclosed a copy of my August 23, 2011 letter to Michael Woodhouse, Chairman and CEO of Cracker Barrel. But I will highlight the problem and my deep concerns. According to an article in September’s Harvard Business Review, “It is a well-known management axiom that what is not measured cannot be managed or improved.” My contention, therefore, is that if the Board and management are correctly reviewing Cracker Barrel’s two businesses — restaurant and retail — and assessing performance properly, then they are failing to report both results to us as owners. But our concern grows from moderate to alarming when management offers us inside information to review specifics on the retail business. After all, every shareholder is entitled to access data on both segments of the Company. Ergo, we are not challenging the Cracker Barrel concept, each store having both a restaurant operation and a retail operation under its roof. However, we are challenging management’s failure to provide detailed data on the two segments.

Further, we find it indefensible that leadership seems to have promoted a culture that views Generally Accepted Accounting Principles (GAAP) as a hurdle in order to deliver the minimum in financial disclosure rather than viewing GAAP as a starting point in order to deliver information that owners need to fully evaluate the performance of Cracker Barrel. We believe the Company should exhibit an ethos that is an exemplar of full disclosure. However, we believe that should a board travel the low road in accounting disclosure, it is a telling sign of its culture, and one that suggests we should be leery of other actions that we as owners cannot inspect from the outside. Absolutely no reason exists for the Board of Cracker Barrel to withhold reasonable, noncompetitive data necessary for shareholders to judge the performance of the business and more accurately estimate its intrinsic value.

For the last several months, I have attempted to gain representation on the Board to address these issues, including the lackluster operating performance of the Company, such as its failure to increase customer traffic in each of the last seven years. Also ill-advised was the strategy of increasing menu prices during the recent recession. But the Board has resisted addressing these concerns. Instead of welcoming us, it appears they have feared changing the status quo into a different, more enterprising culture, one that demands performance. I believe the Board has conjured up arguments to cover and implement its strategy to suit its own agenda. Let me explain.

Biglari Holdings is a vehicle through which I allocate capital in order to own businesses in whole or in part (i.e., stocks of businesses via the stock market). One of the businesses we own in entirety is Steak n Shake, a fast-food chain serving burgers and shakes/drinks, offerings that encompass nearly 80% of the company’s sales. About half the transactions are placed through the drive-thru (including carryout). No objective person would confuse a burger- and shake-centric Steak n Shake with a country-themed, home-style cooking Cracker Barrel. Incidentally, in my first meeting with Mr. Woodhouse, he agreed that we were not direct competitors.  His first reaction was the correct one. However, in a subsequent call, after he learned we were interested in board representation, he changed his mind. Furthermore, after I submitted my letter to Mr. Woodhouse on my intention to be nominated to the Board (a copy of my September 1, 2011 letter is enclosed), the Board immediately issued a press release stating that it rejected my becoming a board member and provided the following explanation:

“Appointing the chief executive officer of a competing restaurant chain, Steak n Shake, to the Cracker Barrel Board would create serious and inappropriate business conflicts of interest. The Board has never in Cracker Barrel’s 42-year history included a director who was a director or officer of another restaurant company, and such appointments would violate the Company’s Corporate Governance Guidelines.”

When the Board of Directors stated that “the Board has never in Cracker Barrel’s 42-year history included a director who was a director or officer of another restaurant company, and such appointments would violate the Company’s Corporate Governance Guidelines,” to me they appear insincere. Because, coincidentally, when the Board made that statement, an officer of Cracker Barrel, Vice President Walter Tyree, was and still is simultaneously sitting on the board of CEC International, the operator of Chuck E. Cheese’s restaurants. Why would the Board think it is inappropriate for any of its members to be an “officer of another restaurant company” yet finds it totally appropriate to have a Cracker Barrel officer sit on the board of another restaurant company?

We suspect that the Board and management did not take issue with Mr. Tyree’s sitting on the board of CEC International because it is quite commonplace for a director or officer of one restaurant company to sit on the board of another. In fact, in roughly 50% of all publicly traded restaurant companies, a board member is also a director or officer of another restaurant firm. In some cases, the same individual sits on three or more boards of restaurant companies.

These are the kind of contradictory, unworkable arguments that lead us to look askance at the troublesome turn we think Cracker Barrel’s top leadership has taken. Consequently, in the last several months it has become increasingly clear to us why Cracker Barrel is not achieving its full potential. Plainly, we believe that the Company lacks an ethos that places shareholder interests first as well as espouses a culture of ownership, stewardship, accountability, and high performance.

Needless to say, I think you would agree that I have higher expectations than the Cracker Barrel Board does, especially towards corporate performance and corporate stewardship. Regardless of all the noise the Company makes over my candidacy, what I can assure you is that my aim coincides with yours: to increase the value of Cracker Barrel. I have done quite well for my shareholders at Biglari Holdings, for my partners at The Lion Fund, L.P., and for the shareholders of companies I have influenced.

I have experience in analyzing, investing, owning, and running companies successfully. My claim is not to impress you but rather to impress upon you the fact that I have created significant investor wealth.

To be an effective board member, one must be both motivated and knowledgeable. We are motivated by our $100 million investment — a multiple of the amount of stock owned by all the directors of Cracker Barrel combined — and we are knowledgeable because we have a broad range of experience in business/investments and a deep experience in the restaurant industry.

The approach the Cracker Barrel Board has taken in resisting us and the length to which it has gone do not display its sophistication but rather, in our view, a lack of good business judgment. The Board is wasting shareholders’ money — lots of it — to implement its entrenchment strategy to resist placing a nearly 10% stockholder on the Board. Cracker Barrel’s Board has hired some of the most expensive lawyers and financial advisors, i.e., Wachtell, Lipton, Rosen & Katz and Goldman, Sachs & Co. (They have also hired Kekst and Company for public relations and Bass, Berry & Sims as additional legal counsel.) We, on the other hand, do not outsource thinking; you can count on the fact that every missive you receive will be penned by me, not by attorneys, advisors, or consultants. For me to deserve your vote, I owe it to you to hear directly from me.

Our concern over Cracker Barrel’s leadership stems from its poor strategy, poor operating performance, poor financial disclosure, and lack of ownership, which if left uncorrected, in my view, will lead to poor shareholder returns. The time to act is now. The Company has tremendous potential which, in my view, can be exploited under the right leadership. I believe that the power of the brand has covered up Board missteps. The present proxy contest centers on placing a real owner on the Board of a company with an A+ brand that has failed to produce an A+ performance. We blame the Board for mediocrity. The Board should adopt a lesson from the late Sam Walton, “High expectations are the key to everything.” I intend to raise expectations. I plan to be a long-term stockholder of Cracker Barrel, and as a corollary I will advocate ideas on the basis of their long-term impact on the business. I have firm resolve to maximize the value of the business for the benefit of all stockholders.

Over the coming months, I will be communicating with you regarding details of our plans to improve Cracker Barrel. I follow a simple principle: to provide information to you that I would want to know if our roles were reversed. Today we launched our website, www.enhancecrackerbarrel.com, our primary channel imparting information on vital matters. I encourage you to review the website thoroughly and regularly in order to remain knowledgeable about Cracker Barrel and our plans to enhance the value of your shares.

I look forward to serving your best interest.

Sincerely,

/s/ Sardar Biglari

Sardar Biglari

BIGLARI HOLDINGS INC.
175 EAST HOUSTON STREET, SUITE 1300
SAN ANTONIO, TEXAS 78205
TELEPHONE (210) 344-3400
FAX (210) 344-3411

SARDAR BIGLARI, CHAIRMAN

August 23, 2011

Mr. Michael A. Woodhouse
Chairman and CEO
Cracker Barrel Old Country, Inc.
P.O. Box 787
Hartmann Drive
Lebanon, Tennessee 37088

Dear Mike:

Doubtless you know we are owners of 9.3% of the outstanding shares of Cracker Barrel Old Country Store, Inc. As the largest stockholder of Cracker Barrel, we are deeply disturbed over your failure to disclose operating segments for both the restaurant and the retail operations of the business, as mandated by the Securities and Exchange Commission (the “SEC”) in accordance with FASB Accounting Standards Codification 280, Segment Reporting (“ASC 280”). To govern this business effectively, you must separately measure, monitor, and manage both segments — restaurants and retail operations — and by doing so, you are required to provide detailed financials on each of the two segments to all stockholders.

Cracker Barrel is in two businesses — restaurant and retail. In your most recent Annual Report on Form 10-K, you clearly delineated the two operations by stating that the Company operates “Cracker Barrel restaurants and gift shops…. The restaurants serve breakfast, lunch and dinner.  The retail area offers a variety of decorative and functional items specializing in rocking chairs, holiday gifts, toys, apparel and foods.” In addition, through presentations to investors, you disseminate facts about the two components, two pages of which I have enclosed from your Fact Book (available at http://investor.crackerbarrel.com/results.cfm): on restaurant operations and on retail operations.  Naturally, you distinguished between the two segments, acknowledging that each Cracker Barrel has two separate and substantial businesses — restaurant and retail — under one roof.

However, the Company’s 10K further states: “Operating segments are components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. Utilizing these criteria, the Company manages its business on the basis of one reportable operating segment.” However, I certainly hope you do not “allocate resources and assess performance” based on a solitary, consolidated review of the business. Detailed sub-segment numbers are the ones I would expect you to zero in on when evaluating and managing Cracker Barrel. You would certainly be making a grave managerial blunder if you were failing to measure and master the operations of the duo of segments because of, say, a failure to apportion cost when assessing the performance of both the restaurant and the retail operations.

But I have reason to believe that for internal purposes you do not allocate resources or appraise performance based on consolidated figures. For instance, in the Company’s 10Ks and 10Qs you have consistently broken down revenue between restaurant and retail operations as well as discussed and separated purchasing and inventory management.  Furthermore, you have designed a parallel management structure dividing restaurant management from retail management. From the Company’s 10K: “Each store is assigned to both a restaurant and a retail district manager and each district is assigned to both a restaurant and a retail regional vice president.” In other words, in every unit there is a retail manager who reports to a retail district manager who in turn reports to a retail vice president, and a general manager who reports to a restaurant district manager who reports to a restaurant vice president. (Additionally, you confirmed to me that the general manager does not have authority to terminate the retail manager because that’s the responsibility of the retail district manager — a clear delineation of authority.) The Company also employs both a Senior Vice President in charge of Restaurant Operations as well as a Senior Vice President of Retail. Rationally, the senior management structure further supports the existence of two distinct reportable segments. Under FASB rules, one of the necessities for splitting operating segments is for there to exist a chief operating decision maker — a function, not necessarily a person — and therefore could consist of several individuals who have the ability to apportion resources to and assess the performances of operating segments. To suggest that separate financial information is unavailable to distinct segment managers (and, in turn, to the Company’s CEO or Board of Directors) in order to enable them to perform their essential functions is disingenuous at best and dereliction of duty at worst.

I think we have established as fact that you identify the businesses separately, measure them separately, and manage them separately. But you fail in fully reporting them separately. Admittedly, it is conceivable that you just founder in performing a full evaluation of the two segments and thus have failed to report them in accordance with the rule. Doing so would be a sin of bad judgment, bad business, and bad accounting.

Consequently, reviewing and assessing performance of the restaurant operations apart from the retail operations internally is good business, and reporting entirely on both externally, to all investors, is good accounting. The inclusion of the Company’s restaurant and retail operations as separate reportable segments would meet the objectives set forth in ASC 280-10-1, for by doing so and thereby providing information about the two businesses in which the Company engages would “help users of financial statements do all of the following:  (a) better understand the public entity’s performance; (b) better assess its prospects for future net cash flows; and (c) make more informed judgments about the public entity as a whole.”  Failure to distinguish and divide segments privately and publicly could result in one side of the business subsidizing the other unbeknownst to management or to investors. Plainly, how can we shareholders judge the performance of, say, the restaurant business if you combine with it the operating expenses of the retail business that make up approximately 20% of the Company’s total revenue?

As the largest owner, a professional investor, and an experienced operator, I assure you that disaggregating the financial data of the retail business from the restaurant business is imperative and integral to conducting robust investment analysis. As investors, we must utilize the data concerning the relative profitability of the two operating segments to gain better understanding of the performance of the entire Company and to more accurately estimate its intrinsic value.

When we spoke on August 10, I said that I would require more details on the retail business, such as its direct labor costs, to gauge its performance. In turn, you offered me the opportunity to review inside information. While I absolutely would need data to evaluate the pair of business segments properly and consequently judge the effectiveness of management, I believe the right thing to do is to treat all shareholders equally. Thus, I declined your offer on the basis that I would possess the same advantage as insiders but leave all other stockholders at an informational disadvantage. Such is not the way we operate and such is not the way we want the management of Cracker Barrel to operate.

Furthermore, I remain quite disconcerted about the obvious omission made by you and the Board, namely the Audit Committee. Perhaps most disturbing to me is that you are a former CFO of the Company who has had the opportunity to review the disclosure requirements as well as set policy. In my conversation with you I found it incredible when you stated your belief that the Company was in compliance because in past SEC reviews, the agency did not raise the issue of segment reporting, and that alone, you concluded, validated the accuracy and adequacy of the Company’s reporting. You said, “The SEC has no issues with it.” Larry Hyatt, the Company’s current CFO, even went further when he commented, “In the last two comment letters segment reporting was not raised by the Division of Corporate Finance which means that they are implicitly accepting the disclosures.” These statements were positively shocking.

I question how the Board of Directors, particularly the Audit Committee, would ignore the necessity to ask the probing questions and ensure that the financial reporting to owners reflects the manner in which the Board and management review the business. It is quite unimaginable and unconscionable if the Board has not reviewed segment data. If the Board has reviewed detailed numbers on both restaurant and retail operations, then, we ask, why would the Board members think that shareholders should not be entitled to the same privilege?  If the Board has not done so, how can it be properly fulfilling its fiduciary duty?

I believe you have taken the low road in accounting disclosure and have thereby set the wrong tone at the top, a demonstrable and clear marker of poor corporate governance. Because of your decision not to provide segment reporting, your rationale behind that decision, your offering of confidential data, and your allusions to SEC affirmation — each sufficient reason for concern but which in aggregate paints a troubling picture — I deemed it necessary to apprise you formally, as the Chairman of the Board, so you could immediately inform your fellow Board members and take swift action to rectify the inherent problems. At this juncture, the best course is not to conjure up fallible arguments, e.g., unallocated costs difficult to apportion, among others, but rather, to face the reality that Cracker Barrel is in two businesses, manages them that way, measures them that way, and should report them that way. However, if you think that Cracker Barrel is not in two businesses, then the problem is actually a more serious one because it would communicate to your owners that you do not understand the business you are in.

In the final analysis, you are either not properly measuring the restaurant and retail businesses, and thus you are not properly managing them, or you are measuring/managing them properly but failing to report both operating segments to your owners.

I plan to discuss the matter further in my previously scheduled meeting with Sandy Cochran and Larry Hyatt this Friday.

It is imperative that you remedy this problem as soon as practicable so that Cracker Barrel is in full compliance with the SEC.

Sincerely,

/s/ Sardar Biglari

Sardar Biglari

Restaurant Facts

- Store size: 8,900 to 10,000 sq. ft on approximately 2.5 acres of land
- Seats per restaurant: 177-207
- Average number of employees/store: 103
- Average unit volume: $3.23 million
- Average weekly traffic: 6,900
- Average check: $9.02, up 2.0%
- Meal mix
  - Breakfast—23%
  - Lunch--38%
  - Dinner—39%
- Commodity breakdown in FY10
  - Dairy and Eggs 13%
  - Beef 12
  - Poultry 11
  - Pork 10
- Leased vs owned: 400 locations owned, 67.2%
- % on-interstate vs off: 15.1% off-interstate
  - 4 of 11 are off-interstate in FY11
- Hourly turnover: 72%

20

* Source: Cracker Barrel Old Country Store Fact Book (available at http://investor.crackerbarrel.com/results.cfm)

Retail Facts

- Size of retail
  - 20.5% of sales
  - 2,100 square feet
- $396/sq. ft.
- Average unit volume: $.83 million
- Sales categories
  - Apparel: 20%
  - Food: 18%
  - Home: 16%
  - Seasonal: 15%
  - Toys: 13%
- 32% of customers purchase retail
- Second quarter highest retail sales due to Christmas holiday shopping

21

* Source: Cracker Barrel Old Country Store Fact Book (available at http://investor.crackerbarrel.com/results.cfm)

BIGLARI HOLDINGS INC.
175 EAST HOUSTON STREET, SUITE 1300
SAN ANTONIO, TEXAS 78205
TELEPHONE (210) 344-3400
FAX (210) 344-3411

SARDAR BIGLARI, CHAIRMAN

September 1, 2011

Mr. Michael A. Woodhouse
Chairman and CEO
Cracker Barrel Old Country Store, Inc.
P.O. Box 787
Hartmann Drive
Lebanon, Tennessee 37088

Dear Mike:

As of today, Biglari Holdings has submitted formal notice under Cracker Barrel’s Bylaws to nominate me to the Company’s Board of Directors at the upcoming annual meeting. We had wanted to avoid what would be a costly and distracting endeavor. Although we are the largest stockholder of Cracker Barrel with an ownership of 9.3% of the outstanding common stock — a multiple of the amount of stock owned by all the directors combined — you have been unwilling to address our concerns and unwilling to place us on the board. Not only did you not invite us, but you rejected the idea and then made an ersatz settlement offer so that others would perceive you as reasonable when in reality you have been unreasonable. In fact your offer was disingenuous. In your settlement offer you afforded us the opportunity to present names of individuals for consideration to the board…provided that these nominees were “unaffiliated with Biglari Holdings or any other restaurant company.”

Let’s contrast those stipulations to the three attributes that the Board laid out in the proxy statement regarding director qualifications that your Nominating and Corporate Governance Committee assesses when nominating directors at the Company’s annual meeting:

Leadership Experience.  We believe that directors with experience in significant leadership positions over a long period of time, especially chief executive officer positions, provide the Company with strategic thinking and multiple perspectives.

Financial Experience.  We believe that an understanding of finance and financial reporting processes is important for our directors.… In addition, accurate financial reporting and auditing are critical to our success and developing shareholder confidence in our reporting processes that are required by the U.S. federal securities laws.

Industry Experience.  As a company that relies upon the strength of our brand, we seek directors who are familiar with the restaurant and retail industries.

Let us attempt to reconcile the Board’s and your diametrically opposed statements on the requirements for board membership. The Board has decided and declared that the incoming directors should be conversant with the restaurant industry. On the other hand, your offer explicitly defined a telling restriction on prospective nominees that they be unaffiliated with “any other restaurant company.”  Either you are seeking directors retired from the restaurant industry who are under the age of 75 (per Cracker Barrel’s governance guidelines), or you are simply searching for excuses to avoid placing your largest stockholder on the Board and in the process contradicting yourself. After all, unlike all other directors on the Cracker Barrel Board, I am the only one who is a CEO of a NYSE-listed company (Leadership Experience), have an extensive professional investment record (Financial Experience), and have exhibited management and turnaround experience in the restaurant industry (Industry Experience). It would appear my qualifications do meet the Committee’s requirements and exceed those of any current member of the Board.

Yet the Board rejects us even though not a single one of its members has outlaid any considerable money in order to own substantial amounts of company stock; in other words, Board members have no real skin in the game. Their lack of ownership naturally explains why they’re spending our money on a proxy fight would not pain them. But it pains us because we are in effect paying over $9 for every $100 you spend. In fact, your actions prove to us that now is the hour to place real owners in the boardroom to deliver real value for all owners.

Sincerely,

/s/ Sardar Biglari

Sardar Biglari

BIGLARI HOLDINGS INC.
175 EAST HOUSTON STREET, SUITE 1300
SAN ANTONIO, TEXAS 78205
TELEPHONE (210) 344-3400
FAX (210) 344-3411

SARDAR BIGLARI, CHAIRMAN

September 1, 2011

Mr. Michael A. Woodhouse
Chairman and CEO
Cracker Barrel Old Country Store, Inc.
P.O. Box 787
Hartmann Drive
Lebanon, Tennessee 37088

Dear Mike:

As of today, Biglari Holdings has submitted formal notice under Cracker Barrel’s Bylaws to nominate me to the Company’s Board of Directors at the upcoming annual meeting. We had wanted to avoid what would be a costly and distracting endeavor. Although we are the largest stockholder of Cracker Barrel with an ownership of 9.3% of the outstanding common stock — a multiple of the amount of stock owned by all the directors combined — you have been unwilling to address our concerns and unwilling to place us on the board. Not only did you not invite us, but you rejected the idea and then made an ersatz settlement offer so that others would perceive you as reasonable when in reality you have been unreasonable. In fact your offer was disingenuous. In your settlement offer you afforded us the opportunity to present names of individuals for consideration to the board…provided that these nominees were “unaffiliated with Biglari Holdings or any other restaurant company.”

Let’s contrast those stipulations to the three attributes that the Board laid out in the proxy statement regarding director qualifications that your Nominating and Corporate Governance Committee assesses when nominating directors at the Company’s annual meeting:

Leadership Experience.  We believe that directors with experience in significant leadership positions over a long period of time, especially chief executive officer positions, provide the Company with strategic thinking and multiple perspectives.

Financial Experience.  We believe that an understanding of finance and financial reporting processes is important for our directors.… In addition, accurate financial reporting and auditing are critical to our success and developing shareholder confidence in our reporting processes that are required by the U.S. federal securities laws.

Industry Experience.  As a company that relies upon the strength of our brand, we seek directors who are familiar with the restaurant and retail industries.

Let us attempt to reconcile the Board’s and your diametrically opposed statements on the requirements for board membership. The Board has decided and declared that the incoming directors should be conversant with the restaurant industry. On the other hand, your offer explicitly defined a telling restriction on prospective nominees that they be unaffiliated with “any other restaurant company.”  Either you are seeking directors retired from the restaurant industry who are under the age of 75 (per Cracker Barrel’s governance guidelines), or you are simply searching for excuses to avoid placing your largest stockholder on the Board and in the process contradicting yourself. After all, unlike all other directors on the Cracker Barrel Board, I am the only one who is a CEO of a NYSE-listed company (Leadership Experience), have an extensive professional investment record (Financial Experience), and have exhibited management and turnaround experience in the restaurant industry (Industry Experience). It would appear my qualifications do meet the Committee’s requirements and exceed those of any current member of the Board.

Yet the Board rejects us even though not a single one of its members has outlaid any considerable money in order to own substantial amounts of company stock; in other words, Board members have no real skin in the game. Their lack of ownership naturally explains why they’re spending our money on a proxy fight would not pain them. But it pains us because we are in effect paying over $9 for every $100 you spend. In fact, your actions prove to us that now is the hour to place real owners in the boardroom to deliver real value for all owners.

Sincerely,

/s/ Sardar Biglari

Sardar Biglari

BIGLARI HOLDINGS INC.
175 EAST HOUSTON STREET, SUITE 1300
SAN ANTONIO, TEXAS 78205
TELEPHONE (210) 344-3400
FAX (210) 344-3411

SARDAR BIGLARI, CHAIRMAN

August 23, 2011

Mr. Michael A. Woodhouse
Chairman and CEO
Cracker Barrel Old Country, Inc.
P.O. Box 787
Hartmann Drive
Lebanon, Tennessee 37088

Dear Mike:

Doubtless you know we are owners of 9.3% of the outstanding shares of Cracker Barrel Old Country Store, Inc. As the largest stockholder of Cracker Barrel, we are deeply disturbed over your failure to disclose operating segments for both the restaurant and the retail operations of the business, as mandated by the Securities and Exchange Commission (the “SEC”) in accordance with FASB Accounting Standards Codification 280, Segment Reporting (“ASC 280”). To govern this business effectively, you must separately measure, monitor, and manage both segments — restaurants and retail operations — and by doing so, you are required to provide detailed financials on each of the two segments to all stockholders.

 Cracker Barrel is in two businesses — restaurant and retail. In your most recent Annual Report on Form 10-K, you clearly delineated the two operations by stating that the Company operates “Cracker Barrel restaurants and gift shops…. The restaurants serve breakfast, lunch and dinner.  The retail area offers a variety of decorative and functional items specializing in rocking chairs, holiday gifts, toys, apparel and foods.” In addition, through presentations to investors, you disseminate facts about the two components, two pages of which I have enclosed from your Fact Book (available at http://investor.crackerbarrel.com/results.cfm): on restaurant operations and on retail operations.  Naturally, you distinguished between the two segments, acknowledging that each Cracker Barrel has two separate and substantial businesses — restaurant and retail — under one roof.

 However, the Company’s 10K further states: “Operating segments are components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. Utilizing these criteria, the Company manages its business on the basis of one reportable operating segment.” However, I certainly hope you do not “allocate resources and assess performance” based on a solitary, consolidated review of the business. Detailed sub-segment numbers are the ones I would expect you to zero in on when evaluating and managing Cracker Barrel. You would certainly be making a grave managerial blunder if you were failing to measure and master the operations of the duo of segments because of, say, a failure to apportion cost when assessing the performance of both the restaurant and the retail operations.

But I have reason to believe that for internal purposes you do not allocate resources or appraise performance based on consolidated figures. For instance, in the Company’s 10Ks and 10Qs you have consistently broken down revenue between restaurant and retail operations as well as discussed and separated purchasing and inventory management.  Furthermore, you have designed a parallel management structure dividing restaurant management from retail management. From the Company’s 10K: “Each store is assigned to both a restaurant and a retail district manager and each district is assigned to both a restaurant and a retail regional vice president.” In other words, in every unit there is a retail manager who reports to a retail district manager who in turn reports to a retail vice president, and a general manager who reports to a restaurant district manager who reports to a restaurant vice president. (Additionally, you confirmed to me that the general manager does not have authority to terminate the retail manager because that’s the responsibility of the retail district manager — a clear delineation of authority.) The Company also employs both a Senior Vice President in charge of Restaurant Operations as well as a Senior Vice President of Retail. Rationally, the senior management structure further supports the existence of two distinct reportable segments. Under FASB rules, one of the necessities for splitting operating segments is for there to exist a chief operating decision maker — a function, not necessarily a person — and therefore could consist of several individuals who have the ability to apportion resources to and assess the performances of operating segments. To suggest that separate financial information is unavailable to distinct segment managers (and, in turn, to the Company’s CEO or Board of Directors) in order to enable them to perform their essential functions is disingenuous at best and dereliction of duty at worst.

I think we have established as fact that you identify the businesses separately, measure them separately, and manage them separately. But you fail in fully reporting them separately. Admittedly, it is conceivable that you just founder in performing a full evaluation of the two segments and thus have failed to report them in accordance with the rule. Doing so would be a sin of bad judgment, bad business, and bad accounting.

Consequently, reviewing and assessing performance of the restaurant operations apart from the retail operations internally is good business, and reporting entirely on both externally, to all investors, is good accounting. The inclusion of the Company’s restaurant and retail operations as separate reportable segments would meet the objectives set forth in ASC 280-10-1, for by doing so and thereby providing information about the two businesses in which the Company engages would “help users of financial statements do all of the following:  (a) better understand the public entity’s performance; (b) better assess its prospects for future net cash flows; and (c) make more informed judgments about the public entity as a whole.”  Failure to distinguish and divide segments privately and publicly could result in one side of the business subsidizing the other unbeknownst to management or to investors. Plainly, how can we shareholders judge the performance of, say, the restaurant business if you combine with it the operating expenses of the retail business that make up approximately 20% of the Company’s total revenue?

As the largest owner, a professional investor, and an experienced operator, I assure you that disaggregating the financial data of the retail business from the restaurant business is imperative and integral to conducting robust investment analysis. As investors, we must utilize the data concerning the relative profitability of the two operating segments to gain better understanding of the performance of the entire Company and to more accurately estimate its intrinsic value.

When we spoke on August 10, I said that I would require more details on the retail business, such as its direct labor costs, to gauge its performance. In turn, you offered me the opportunity to review inside information. While I absolutely would need data to evaluate the pair of business segments properly and consequently judge the effectiveness of management, I believe the right thing to do is to treat all shareholders equally. Thus, I declined your offer on the basis that I would possess the same advantage as insiders but leave all other stockholders at an informational disadvantage. Such is not the way we operate and such is not the way we want the management of Cracker Barrel to operate.

Furthermore, I remain quite disconcerted about the obvious omission made by you and the Board, namely the Audit Committee. Perhaps most disturbing to me is that you are a former CFO of the Company who has had the opportunity to review the disclosure requirements as well as set policy. In my conversation with you I found it incredible when you stated your belief that the Company was in compliance because in past SEC reviews, the agency did not raise the issue of segment reporting, and that alone, you concluded, validated the accuracy and adequacy of the Company’s reporting. You said, “The SEC has no issues with it.” Larry Hyatt, the Company’s current CFO, even went further when he commented, “In the last two comment letters segment reporting was not raised by the Division of Corporate Finance which means that they are implicitly accepting the disclosures.” These statements were positively shocking.

I question how the Board of Directors, particularly the Audit Committee, would ignore the necessity to ask the probing questions and ensure that the financial reporting to owners reflects the manner in which the Board and management review the business. It is quite unimaginable and unconscionable if the Board has not reviewed segment data. If the Board has reviewed detailed numbers on both restaurant and retail operations, then, we ask, why would the Board members think that shareholders should not be entitled to the same privilege?  If the Board has not done so, how can it be properly fulfilling its fiduciary duty?

I believe you have taken the low road in accounting disclosure and have thereby set the wrong tone at the top, a demonstrable and clear marker of poor corporate governance. Because of your decision not to provide segment reporting, your rationale behind that decision, your offering of confidential data, and your allusions to SEC affirmation — each sufficient reason for concern but which in aggregate paints a troubling picture — I deemed it necessary to apprise you formally, as the Chairman of the Board, so you could immediately inform your fellow Board members and take swift action to rectify the inherent problems. At this juncture, the best course is not to conjure up fallible arguments, e.g., unallocated costs difficult to apportion, among others, but rather, to face the reality that Cracker Barrel is in two businesses, manages them that way, measures them that way, and should report them that way. However, if you think that Cracker Barrel is not in two businesses, then the problem is actually a more serious one because it would communicate to your owners that you do not understand the business you are in.

In the final analysis, you are either not properly measuring the restaurant and retail businesses, and thus you are not properly managing them, or you are measuring/managing them properly but failing to report both operating segments to your owners.

I plan to discuss the matter further in my previously scheduled meeting with Sandy Cochran and Larry Hyatt this Friday.

It is imperative that you remedy this problem as soon as practicable so that Cracker Barrel is in full compliance with the SEC.

Sincerely,

/s/ Sardar Biglari

Sardar Biglari

* Source: Cracker Barrel Old Country Store Fact Book (available at http://investor.crackerbarrel.com/results.cfm)

* Source: Cracker Barrel Old Country Store Fact Book (available at http://investor.crackerbarrel.com/results.cfm)

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

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CRACKER BARREL OLD COUNTRY STORE, INC.
(Name of Registrant as Specified in Its Charter)

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On September 13, 2011, Biglari Holdings Inc. issued the following press release:

SARDAR BIGLARI ISSUES LETTER TO SHAREHOLDERS OF

CRACKER BARREL OLD COUNTRY STORE, INC.

 SAN ANTONIO, TX — September 13, 2011 — Sardar Biglari, Chairman and Chief Executive Officer of Biglari Holdings Inc. (NYSE: BH), issued the following letter to the shareholders of Cracker Barrel Old Country Store, Inc. (NASDAQ: CBRL):

September 12, 2011

Dear Fellow Stockholders:

We are owners of 9.3% of the outstanding common stock of Cracker Barrel Old Country Store, Inc., making us the largest shareholder of the Company. Over the last several months I have spent time with the Board and management to understand their approach to the business and to their shareholders — and it has become increasingly clear to us that top leadership has shaped a culture that lacks, inter alia, accountability, transparency, and stock ownership. I believe that the Cracker Barrel Board has failed to perform up to the Company’s potential. My aim was to join the Board of Cracker Barrel to share my expertise and experiences — all in an endeavor to create substantial and sustainable shareholder value for all owners. But my efforts to work with the Board have been fruitless. Therefore, I am turning to you, the true owners of the Company.

I am a firm believer that achieving top-level corporate governance and enhancing long-term value require placing shareholders on the board who possess substantial holdings along with relevant business experience. This requirement ensures the proper coalescence of interests between the board and the shareholders. To put it succinctly, the Board of Cracker Barrel cannot relate to you or me as the owners of the Company because the directors have not made financial commitments on the same basis as we owners. Instead of paying for stock, the directors have been granted stock and stock options. Thus, they resemble employees not owners.

To quantify my point, I have invested about $100 million in the stock of Cracker Barrel whereas the entire Board since 2003 has spent a total of $251,600 in purchasing stock in the open market. In 2010 each of the Board members, with the exception of the Chairman, was compensated $200,651 on average. To be truly independent, in our view, is not to allow the director fees to become a significant portion of one’s annual income. Over the past four years directors as a group have been remunerated a total of $6.4 million, excluding the Chairman/CEO’s compensation, a robust $32.8 million. At a minimum the Board members could have used a portion of their own compensation to purchase shares as you and I have done.

Needless to say, I have the same agenda as you, the enhancement of stockholder value. But since current Board members do not have much equity in the Company, their incentives, in my judgment, center on pay, perks, and prestige. In contrast, ours center on performance. Plainly, we think and act like owners because we are owners. By law directors have a duty to represent owners. Who better to represent owners than a true owner?

In addition to their lack of ownership we are concerned by the actions of current leadership, as exemplified by its lack of financial transparency. I recently wrote the Board about the lack of disclosure surrounding the two businesses of Cracker Barrel — restaurant and retail (i.e., the gift shop).  I will not go over all the details of my concern because I have enclosed a copy of my August 23, 2011 letter to Michael Woodhouse, Chairman and CEO of Cracker Barrel. But I will highlight the problem and my deep concerns. According to an article in September’s Harvard Business Review, “It is a well-known management axiom that what is not measured cannot be managed or improved.” My contention, therefore, is that if the Board and management are correctly reviewing Cracker Barrel’s two businesses — restaurant and retail — and assessing performance properly, then they are failing to report both results to us as owners. But our concern grows from moderate to alarming when management offers us inside information to review specifics on the retail business. After all, every shareholder is entitled to access data on both segments of the Company. Ergo, we are not challenging the Cracker Barrel concept, each store having both a restaurant operation and a retail operation under its roof. However, we are challenging management’s failure to provide detailed data on the two segments.

Further, we find it indefensible that leadership seems to have promoted a culture that views Generally Accepted Accounting Principles (GAAP) as a hurdle in order to deliver the minimum in financial disclosure rather than viewing GAAP as a starting point in order to deliver information that owners need to fully evaluate the performance of Cracker Barrel. We believe the Company should exhibit an ethos that is an exemplar of full disclosure. However, we believe that should a board travel the low road in accounting disclosure, it is a telling sign of its culture, and one that suggests we should be leery of other actions that we as owners cannot inspect from the outside. Absolutely no reason exists for the Board of Cracker Barrel to withhold reasonable, noncompetitive data necessary for shareholders to judge the performance of the business and more accurately estimate its intrinsic value.

For the last several months, I have attempted to gain representation on the Board to address these issues, including the lackluster operating performance of the Company, such as its failure to increase customer traffic in each of the last seven years. Also ill-advised was the strategy of increasing menu prices during the recent recession. But the Board has resisted addressing these concerns. Instead of welcoming us, it appears they have feared changing the status quo into a different, more enterprising culture, one that demands performance. I believe the Board has conjured up arguments to cover and implement its strategy to suit its own agenda. Let me explain.

Biglari Holdings is a vehicle through which I allocate capital in order to own businesses in whole or in part (i.e., stocks of businesses via the stock market). One of the businesses we own in entirety is Steak n Shake, a fast-food chain serving burgers and shakes/drinks, offerings that encompass nearly 80% of the company’s sales. About half the transactions are placed through the drive-thru (including carryout). No objective person would confuse a burger- and shake-centric Steak n Shake with a country-themed, home-style cooking Cracker Barrel. Incidentally, in my first meeting with Mr. Woodhouse, he agreed that we were not direct competitors.  His first reaction was the correct one. However, in a subsequent call, after he learned we were interested in board representation, he changed his mind. Furthermore, after I submitted my letter to Mr. Woodhouse on my intention to be nominated to the Board (a copy of my September 1, 2011 letter is enclosed), the Board immediately issued a press release stating that it rejected my becoming a board member and provided the following explanation:

“Appointing the chief executive officer of a competing restaurant chain, Steak n Shake, to the Cracker Barrel Board would create serious and inappropriate business conflicts of interest. The Board has never in Cracker Barrel’s 42-year history included a director who was a director or officer of another restaurant company, and such appointments would violate the Company’s Corporate Governance Guidelines.”

When the Board of Directors stated that “the Board has never in Cracker Barrel’s 42-year history included a director who was a director or officer of another restaurant company, and such appointments would violate the Company’s Corporate Governance Guidelines,” to me they appear insincere. Because, coincidentally, when the Board made that statement, an officer of Cracker Barrel, Vice President Walter Tyree, was and still is simultaneously sitting on the board of CEC International, the operator of Chuck E. Cheese’s restaurants. Why would the Board think it is inappropriate for any of its members to be an “officer of another restaurant company” yet finds it totally appropriate to have a Cracker Barrel officer sit on the board of another restaurant company?

    We suspect that the Board and management did not take issue with Mr. Tyree’s sitting on the board of CEC International because it is quite commonplace for a director or officer of one restaurant company to sit on the board of another. In fact, in roughly 50% of all publicly traded restaurant companies, a board member is also a director or officer of another restaurant firm. In some cases, the same individual sits on three or more boards of restaurant companies.

    These are the kind of contradictory, unworkable arguments that lead us to look askance at the troublesome turn we think Cracker Barrel’s top leadership has taken. Consequently, in the last several months it has become increasingly clear to us why Cracker Barrel is not achieving its full potential. Plainly, we believe that the Company lacks an ethos that places shareholder interests first as well as espouses a culture of ownership, stewardship, accountability, and high performance.

     Needless to say, I think you would agree that I have higher expectations than the Cracker Barrel Board does, especially towards corporate performance and corporate stewardship. Regardless of all the noise the Company makes over my candidacy, what I can assure you is that my aim coincides with yours: to increase the value of Cracker Barrel. I have done quite well for my shareholders at Biglari Holdings, for my partners at The Lion Fund, L.P., and for the shareholders of companies I have influenced.

     I have experience in analyzing, investing, owning, and running companies successfully. My claim is not to impress you but rather to impress upon you the fact that I have created significant investor wealth.

    To be an effective board member, one must be both motivated and knowledgeable. We are motivated by our $100 million investment — a multiple of the amount of stock owned by all the directors of Cracker Barrel combined — and we are knowledgeable because we have a broad range of experience in business/investments and a deep experience in the restaurant industry.

    The approach the Cracker Barrel Board has taken in resisting us and the length to which it has gone do not display its sophistication but rather, in our view, a lack of good business judgment. The Board is wasting shareholders’ money — lots of it — to implement its entrenchment strategy to resist placing a nearly 10% stockholder on the Board. Cracker Barrel’s Board has hired some of the most expensive lawyers and financial advisors, i.e., Wachtell, Lipton, Rosen & Katz and Goldman, Sachs & Co. (They have also hired Kekst and Company for public relations and Bass, Berry & Sims as additional legal counsel.) We, on the other hand, do not outsource thinking; you can count on the fact that every missive you receive will be penned by me, not by attorneys, advisors, or consultants. For me to deserve your vote, I owe it to you to hear directly from me.

    Our concern over Cracker Barrel’s leadership stems from its poor strategy, poor operating performance, poor financial disclosure, and lack of ownership, which if left uncorrected, in my view, will lead to poor shareholder returns. The time to act is now. The Company has tremendous potential which, in my view, can be exploited under the right leadership. I believe that the power of the brand has covered up Board missteps. The present proxy contest centers on placing a real owner on the Board of a company with an A+ brand that has failed to produce an A+ performance. We blame the Board for mediocrity. The Board should adopt a lesson from the late Sam Walton, “High expectations are the key to everything.” I intend to raise expectations. I plan to be a long-term stockholder of Cracker Barrel, and as a corollary I will advocate ideas on the basis of their long-term impact on the business. I have firm resolve to maximize the value of the business for the benefit of all stockholders.

    Over the coming months, I will be communicating with you regarding details of our plans to improve Cracker Barrel. I follow a simple principle: to provide information to you that I would want to know if our roles were reversed. Today we launched our website, www.enhancecrackerbarrel.com, our primary channel imparting information on vital matters. I encourage you to review the website thoroughly and regularly in order to remain knowledgeable about Cracker Barrel and our plans to enhance the value of your shares.

     I look forward to serving your best interest.

Sincerely,

/s/ Sardar Biglari

Sardar Biglari

*  *  *

Text of Letter from Mr. Biglari to Mr. Woodhouse dated August 23, 2011:

August 23, 2011

Mr. Michael A. Woodhouse
Chairman and CEO
Cracker Barrel Old Country, Inc.
P.O. Box 787
Hartmann Drive
Lebanon, Tennessee 37088

Dear Mike:

Doubtless you know we are owners of 9.3% of the outstanding shares of Cracker Barrel Old Country Store, Inc. As the largest stockholder of Cracker Barrel, we are deeply disturbed over your failure to disclose operating segments for both the restaurant and the retail operations of the business, as mandated by the Securities and Exchange Commission (the “SEC”) in accordance with FASB Accounting Standards Codification 280, Segment Reporting (“ASC 280”). To govern this business effectively, you must separately measure, monitor, and manage both segments — restaurants and retail operations — and by doing so, you are required to provide detailed financials on each of the two segments to all stockholders.

 Cracker Barrel is in two businesses — restaurant and retail. In your most recent Annual Report on Form 10-K, you clearly delineated the two operations by stating that the Company operates “Cracker Barrel restaurants and gift shops…. The restaurants serve breakfast, lunch and dinner.  The retail area offers a variety of decorative and functional items specializing in rocking chairs, holiday gifts, toys, apparel and foods.” In addition, through presentations to investors, you disseminate facts about the two components, two pages of which I have enclosed from your Fact Book (available at http://investor.crackerbarrel.com/results.cfm): on restaurant operations and on retail operations.  Naturally, you distinguished between the two segments, acknowledging that each Cracker Barrel has two separate and substantial businesses — restaurant and retail — under one roof.

 However, the Company’s 10K further states: “Operating segments are components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. Utilizing these criteria, the Company manages its business on the basis of one reportable operating segment.” However, I certainly hope you do not “allocate resources and assess performance” based on a solitary, consolidated review of the business. Detailed sub-segment numbers are the ones I would expect you to zero in on when evaluating and managing Cracker Barrel. You would certainly be making a grave managerial blunder if you were failing to measure and master the operations of the duo of segments because of, say, a failure to apportion cost when assessing the performance of both the restaurant and the retail operations.

But I have reason to believe that for internal purposes you do not allocate resources or appraise performance based on consolidated figures. For instance, in the Company’s 10Ks and 10Qs you have consistently broken down revenue between restaurant and retail operations as well as discussed and separated purchasing and inventory management.  Furthermore, you have designed a parallel management structure dividing restaurant management from retail management. From the Company’s 10K: “Each store is assigned to both a restaurant and a retail district manager and each district is assigned to both a restaurant and a retail regional vice president.” In other words, in every unit there is a retail manager who reports to a retail district manager who in turn reports to a retail vice president, and a general manager who reports to a restaurant district manager who reports to a restaurant vice president. (Additionally, you confirmed to me that the general manager does not have authority to terminate the retail manager because that’s the responsibility of the retail district manager — a clear delineation of authority.) The Company also employs both a Senior Vice President in charge of Restaurant Operations as well as a Senior Vice President of Retail. Rationally, the senior management structure further supports the existence of two distinct reportable segments. Under FASB rules, one of the necessities for splitting operating segments is for there to exist a chief operating decision maker — a function, not necessarily a person — and therefore could consist of several individuals who have the ability to apportion resources to and assess the performances of operating segments. To suggest that separate financial information is unavailable to distinct segment managers (and, in turn, to the Company’s CEO or Board of Directors) in order to enable them to perform their essential functions is disingenuous at best and dereliction of duty at worst.

I think we have established as fact that you identify the businesses separately, measure them separately, and manage them separately. But you fail in fully reporting them separately. Admittedly, it is conceivable that you just founder in performing a full evaluation of the two segments and thus have failed to report them in accordance with the rule. Doing so would be a sin of bad judgment, bad business, and bad accounting.

Consequently, reviewing and assessing performance of the restaurant operations apart from the retail operations internally is good business, and reporting entirely on both externally, to all investors, is good accounting. The inclusion of the Company’s restaurant and retail operations as separate reportable segments would meet the objectives set forth in ASC 280-10-1, for by doing so and thereby providing information about the two businesses in which the Company engages would “help users of financial statements do all of the following:  (a) better understand the public entity’s performance; (b) better assess its prospects for future net cash flows; and (c) make more informed judgments about the public entity as a whole.”  Failure to distinguish and divide segments privately and publicly could result in one side of the business subsidizing the other unbeknownst to management or to investors. Plainly, how can we shareholders judge the performance of, say, the restaurant business if you combine with it the operating expenses of the retail business that make up approximately 20% of the Company’s total revenue?

As the largest owner, a professional investor, and an experienced operator, I assure you that disaggregating the financial data of the retail business from the restaurant business is imperative and integral to conducting robust investment analysis. As investors, we must utilize the data concerning the relative profitability of the two operating segments to gain better understanding of the performance of the entire Company and to more accurately estimate its intrinsic value.

When we spoke on August 10, I said that I would require more details on the retail business, such as its direct labor costs, to gauge its performance. In turn, you offered me the opportunity to review inside information. While I absolutely would need data to evaluate the pair of business segments properly and consequently judge the effectiveness of management, I believe the right thing to do is to treat all shareholders equally. Thus, I declined your offer on the basis that I would possess the same advantage as insiders but leave all other stockholders at an informational disadvantage. Such is not the way we operate and such is not the way we want the management of Cracker Barrel to operate.

Furthermore, I remain quite disconcerted about the obvious omission made by you and the Board, namely the Audit Committee. Perhaps most disturbing to me is that you are a former CFO of the Company who has had the opportunity to review the disclosure requirements as well as set policy. In my conversation with you I found it incredible when you stated your belief that the Company was in compliance because in past SEC reviews, the agency did not raise the issue of segment reporting, and that alone, you concluded, validated the accuracy and adequacy of the Company’s reporting. You said, “The SEC has no issues with it.” Larry Hyatt, the Company’s current CFO, even went further when he commented, “In the last two comment letters segment reporting was not raised by the Division of Corporate Finance which means that they are implicitly accepting the disclosures.” These statements were positively shocking.

I question how the Board of Directors, particularly the Audit Committee, would ignore the necessity to ask the probing questions and ensure that the financial reporting to owners reflects the manner in which the Board and management review the business. It is quite unimaginable and unconscionable if the Board has not reviewed segment data. If the Board has reviewed detailed numbers on both restaurant and retail operations, then, we ask, why would the Board members think that shareholders should not be entitled to the same privilege?  If the Board has not done so, how can it be properly fulfilling its fiduciary duty?

I believe you have taken the low road in accounting disclosure and have thereby set the wrong tone at the top, a demonstrable and clear marker of poor corporate governance. Because of your decision not to provide segment reporting, your rationale behind that decision, your offering of confidential data, and your allusions to SEC affirmation — each sufficient reason for concern but which in aggregate paints a troubling picture — I deemed it necessary to apprise you formally, as the Chairman of the Board, so you could immediately inform your fellow Board members and take swift action to rectify the inherent problems. At this juncture, the best course is not to conjure up fallible arguments, e.g., unallocated costs difficult to apportion, among others, but rather, to face the reality that Cracker Barrel is in two businesses, manages them that way, measures them that way, and should report them that way. However, if you think that Cracker Barrel is not in two businesses, then the problem is actually a more serious one because it would communicate to your owners that you do not understand the business you are in.

In the final analysis, you are either not properly measuring the restaurant and retail businesses, and thus you are not properly managing them, or you are measuring/managing them properly but failing to report both operating segments to your owners.

I plan to discuss the matter further in my previously scheduled meeting with Sandy Cochran and Larry Hyatt this Friday.

It is imperative that you remedy this problem as soon as practicable so that Cracker Barrel is in full compliance with the SEC.

Sincerely,

/s/ Sardar Biglari

Sardar Biglari

* Source: Cracker Barrel Old Country Store Fact Book (available at http://investor.crackerbarrel.com/results.cfm)

* Source: Cracker Barrel Old Country Store Fact Book (available at http://investor.crackerbarrel.com/results.cfm)

*  *  *

Text of Letter from Mr. Biglari to Mr. Woodhouse dated September 1, 2011:

September 1, 2011

Mr. Michael A. Woodhouse
Chairman and CEO
Cracker Barrel Old Country Store, Inc.
P.O. Box 787
Hartmann Drive
Lebanon, Tennessee 37088

Dear Mike:

As of today, Biglari Holdings has submitted formal notice under Cracker Barrel’s Bylaws to nominate me to the Company’s Board of Directors at the upcoming annual meeting. We had wanted to avoid what would be a costly and distracting endeavor. Although we are the largest stockholder of Cracker Barrel with an ownership of 9.3% of the outstanding common stock — a multiple of the amount of stock owned by all the directors combined — you have been unwilling to address our concerns and unwilling to place us on the board. Not only did you not invite us, but you rejected the idea and then made an ersatz settlement offer so that others would perceive you as reasonable when in reality you have been unreasonable. In fact your offer was disingenuous. In your settlement offer you afforded us the opportunity to present names of individuals for consideration to the board…provided that these nominees were “unaffiliated with Biglari Holdings or any other restaurant company.”

Let’s contrast those stipulations to the three attributes that the Board laid out in the proxy statement regarding director qualifications that your Nominating and Corporate Governance Committee assesses when nominating directors at the Company’s annual meeting:

Leadership Experience.  We believe that directors with experience in significant leadership positions over a long period of time, especially chief executive officer positions, provide the Company with strategic thinking and multiple perspectives.

Financial Experience.  We believe that an understanding of finance and financial reporting processes is important for our directors.… In addition, accurate financial reporting and auditing are critical to our success and developing shareholder confidence in our reporting processes that are required by the U.S. federal securities laws.

Industry Experience.  As a company that relies upon the strength of our brand, we seek directors who are familiar with the restaurant and retail industries.

Let us attempt to reconcile the Board’s and your diametrically opposed statements on the requirements for board membership. The Board has decided and declared that the incoming directors should be conversant with the restaurant industry. On the other hand, your offer explicitly defined a telling restriction on prospective nominees that they be unaffiliated with “any other restaurant company.”  Either you are seeking directors retired from the restaurant industry who are under the age of 75 (per Cracker Barrel’s governance guidelines), or you are simply searching for excuses to avoid placing your largest stockholder on the Board and in the process contradicting yourself. After all, unlike all other directors on the Cracker Barrel Board, I am the only one who is a CEO of a NYSE-listed company (Leadership Experience), have an extensive professional investment record (Financial Experience), and have exhibited management and turnaround experience in the restaurant industry (Industry Experience). It would appear my qualifications do meet the Committee’s requirements and exceed those of any current member of the Board.

Yet the Board rejects us even though not a single one of its members has outlaid any considerable money in order to own substantial amounts of company stock; in other words, Board members have no real skin in the game. Their lack of ownership naturally explains why they’re spending our money on a proxy fight would not pain them. But it pains us because we are in effect paying over $9 for every $100 you spend. In fact, your actions prove to us that now is the hour to place real owners in the boardroom to deliver real value for all owners.

Sincerely,

/s/ Sardar Biglari

Sardar Biglari

*  *  *

CERTAIN INFORMATION CONCERNING PARTICIPANTS

Biglari Holdings Inc., an Indiana corporation (“Biglari Holdings”), together with the other participants named herein, intends to make a preliminary filing with the Securities and Exchange Commission (“SEC”) of a proxy statement and accompanying proxy card to be used to solicit votes for the election of a director nominee at the 2011 annual meeting of shareholders of Cracker Barrel Old Country Store, Inc., a Tennessee corporation (the “Company”).

BIGLARI HOLDINGS STRONGLY ADVISES ALL SHAREHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV.  IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST.  REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ PROXY SOLICITOR, INNISFREE M&A INCORPORATED, TOLL-FREE AT (888) 750-5834, BANKS AND BROKERS CALL COLLECT AT (212) 750-5833.

The participants in this proxy solicitation are Biglari Holdings, Biglari Capital Corp., a Texas corporation (“BCC”), The Lion Fund, L.P., a Delaware limited partnership (the “Lion Fund”), and Sardar Biglari.

As of the date hereof, Biglari Holdings directly owns 1,996,034 shares of Common Stock of the Company.  As of the date hereof, the Lion Fund directly owns 140,100 shares of Common Stock.  Each of BCC, as the general partner of the Lion Fund, and Biglari Holdings, as the parent of BCC, may be deemed to beneficially own the shares of Common Stock directly owned by the Lion Fund.  Mr. Biglari, as the Chairman and Chief Executive Officer of each of BCC and Biglari Holdings, may be deemed to beneficially own the shares of Common Stock directly owned by Biglari Holdings and the Lion Fund.

As members of a “group” for the purposes of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended, each of the participants in this proxy solicitation is deemed to beneficially own the shares of Common Stock of the Company beneficially owned in the aggregate by the other participants. Each of the participants in this proxy solicitation disclaims beneficial ownership of such shares of Common Stock except to the extent of his or its pecuniary interest therein.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 13D
(Rule 13d-101)

INFORMATION TO BE INCLUDED IN STATEMENTS FILED PURSUANT
TO § 240.13d-1(a) AND AMENDMENTS THERETO FILED PURSUANT TO
§ 240.13d-2(a)

(Amendment No. 3)1

CRACKER BARREL OLD COUNTRY STORE, INC.
(Name of Issuer)

Common Stock, par value $0.01 per share
(Title of Class of Securities)

22410J106
(CUSIP Number)

Sardar Biglari
Biglari Holdings Inc.
175 East Houston Street, Suite 1300
San Antonio, Texas  78205
(210) 344-3400

with copies to:

STEVEN WOLOSKY, ESQ.
OLSHAN GRUNDMAN FROME ROSENZWEIG & WOLOSKY LLP
Park Avenue Tower
65 East 55th Street
New York, New York 10022
(212) 451-2300
(Name, Address and Telephone Number of Person
Authorized to Receive Notices and Communications)

September 13, 2011
(Date of Event Which Requires Filing of This Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of §§ 240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box ☐.

Note:  Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits.  See § 240.13d-7 for other parties to whom copies are to be sent.

_______________
1              The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP NO. 22410J106

1	NAME OF REPORTING PERSON Biglari Holdings Inc.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP	(a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEM 2(d) OR 2(e)	☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Indiana
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 2,136,134
	8	SHARED VOTING POWER -0-
	9	SOLE DISPOSITIVE POWER 2,136,134
	10	SHARED DISPOSITIVE POWER -0-
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 2,136,134
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 9.3%
14	TYPE OF REPORTING PERSON CO

2

CUSIP NO. 22410J106

1	NAME OF REPORTING PERSON Biglari Capital Corp.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP	(a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS OO
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEM 2(d) OR 2(e)	☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Texas
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 140,100
	8	SHARED VOTING POWER -0-
	9	SOLE DISPOSITIVE POWER 140,100
	10	SHARED DISPOSITIVE POWER -0-
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 140,100
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.6%
14	TYPE OF REPORTING PERSON CO

3

CUSIP NO. 22410J106

1	NAME OF REPORTING PERSON The Lion Fund, L.P.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP	(a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEM 2(d) OR 2(e)	☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 140,100
	8	SHARED VOTING POWER -0-
	9	SOLE DISPOSITIVE POWER 140,100
	10	SHARED DISPOSITIVE POWER -0-
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 140,100
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.6%
14	TYPE OF REPORTING PERSON PN

4

CUSIP NO. 22410J106

1	NAME OF REPORTING PERSON Sardar Biglari
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP	(a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS OO
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEM 2(d) OR 2(e)	☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION USA
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 2,136,134
	8	SHARED VOTING POWER -0-
	9	SOLE DISPOSITIVE POWER 2,136,134
	10	SHARED DISPOSITIVE POWER -0-
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 2,136,134
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 9.3%
14	TYPE OF REPORTING PERSON IN

5

CUSIP NO. 22410J106

The following constitutes Amendment No. 3 to the Schedule 13D filed by the undersigned.  Such Schedule 13D is hereby amended as follows:

Item 4.                      Purpose of Transaction.

Item 4 is hereby amended to add the following:

On September 13, 2011, Biglari Holdings issued a press release containing a letter delivered to the shareholders of the Issuer.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7.                      Material to be Filed as Exhibits.

                                  99.1                 Press release, dated September 13, 2011.

6

CUSIP NO. 22410J106
SIGNATURE

After reasonable inquiry and to the best of his knowledge and belief, each of the undersigned certifies that the information set forth in this statement is true, complete and correct.

September 13, 2011
(Date)

BIGLARI HOLDINGS INC.

By:	/s/ Sardar Biglari
	Name:	Sardar Biglari
	Title:	Chairman and Chief Executive Officer

BIGLARI CAPITAL CORP.

By:	/s/ Sardar Biglari
	Name:	Sardar Biglari
	Title:	Chairman and Chief Executive Officer

THE LION FUND, L.P.

By:	BIGLARI CAPITAL CORP., its General Partner

By:	/s/ Sardar Biglari
	Name:	Sardar Biglari
	Title:	Chairman and Chief Executive Officer

/s/ Sardar Biglari
SARDAR BIGLARI

7

Exhibit 99.1

SARDAR BIGLARI ISSUES LETTER TO SHAREHOLDERS OF

CRACKER BARREL OLD COUNTRY STORE, INC.

 SAN ANTONIO, TX — September 13, 2011 — Sardar Biglari, Chairman and Chief Executive Officer of Biglari Holdings Inc. (NYSE: BH), issued the following letter to the shareholders of Cracker Barrel Old Country Store, Inc. (NASDAQ: CBRL):

 September 12, 2011

Dear Fellow Stockholders:

We are owners of 9.3% of the outstanding common stock of Cracker Barrel Old Country Store, Inc., making us the largest shareholder of the Company. Over the last several months I have spent time with the Board and management to understand their approach to the business and to their shareholders — and it has become increasingly clear to us that top leadership has shaped a culture that lacks, inter alia, accountability, transparency, and stock ownership. I believe that the Cracker Barrel Board has failed to perform up to the Company’s potential. My aim was to join the Board of Cracker Barrel to share my expertise and experiences — all in an endeavor to create substantial and sustainable shareholder value for all owners. But my efforts to work with the Board have been fruitless. Therefore, I am turning to you, the true owners of the Company.

I am a firm believer that achieving top-level corporate governance and enhancing long-term value require placing shareholders on the board who possess substantial holdings along with relevant business experience. This requirement ensures the proper coalescence of interests between the board and the shareholders. To put it succinctly, the Board of Cracker Barrel cannot relate to you or me as the owners of the Company because the directors have not made financial commitments on the same basis as we owners. Instead of paying for stock, the directors have been granted stock and stock options. Thus, they resemble employees not owners.

To quantify my point, I have invested about $100 million in the stock of Cracker Barrel whereas the entire Board since 2003 has spent a total of $251,600 in purchasing stock in the open market. In 2010 each of the Board members, with the exception of the Chairman, was compensated $200,651 on average. To be truly independent, in our view, is not to allow the director fees to become a significant portion of one’s annual income. Over the past four years directors as a group have been remunerated a total of $6.4 million, excluding the Chairman/CEO’s compensation, a robust $32.8 million. At a minimum the Board members could have used a portion of their own compensation to purchase shares as you and I have done.

Needless to say, I have the same agenda as you, the enhancement of stockholder value. But since current Board members do not have much equity in the Company, their incentives, in my judgment, center on pay, perks, and prestige. In contrast, ours center on performance. Plainly, we think and act like owners because we are owners. By law directors have a duty to represent owners. Who better to represent owners than a true owner?

In addition to their lack of ownership we are concerned by the actions of current leadership, as exemplified by its lack of financial transparency. I recently wrote the Board about the lack of disclosure surrounding the two businesses of Cracker Barrel — restaurant and retail (i.e., the gift shop).  I will not go over all the details of my concern because I have enclosed a copy of my August 23, 2011 letter to Michael Woodhouse, Chairman and CEO of Cracker Barrel. But I will highlight the problem and my deep concerns. According to an article in September’s Harvard Business Review, “It is a well-known management axiom that what is not measured cannot be managed or improved.” My contention, therefore, is that if the Board and management are correctly reviewing Cracker Barrel’s two businesses — restaurant and retail — and assessing performance properly, then they are failing to report both results to us as owners. But our concern grows from moderate to alarming when management offers us inside information to review specifics on the retail business. After all, every shareholder is entitled to access data on both segments of the Company. Ergo, we are not challenging the Cracker Barrel concept, each store having both a restaurant operation and a retail operation under its roof. However, we are challenging management’s failure to provide detailed data on the two segments.

Further, we find it indefensible that leadership seems to have promoted a culture that views Generally Accepted Accounting Principles (GAAP) as a hurdle in order to deliver the minimum in financial disclosure rather than viewing GAAP as a starting point in order to deliver information that owners need to fully evaluate the performance of Cracker Barrel. We believe the Company should exhibit an ethos that is an exemplar of full disclosure. However, we believe that should a board travel the low road in accounting disclosure, it is a telling sign of its culture, and one that suggests we should be leery of other actions that we as owners cannot inspect from the outside. Absolutely no reason exists for the Board of Cracker Barrel to withhold reasonable, noncompetitive data necessary for shareholders to judge the performance of the business and more accurately estimate its intrinsic value.

For the last several months, I have attempted to gain representation on the Board to address these issues, including the lackluster operating performance of the Company, such as its failure to increase customer traffic in each of the last seven years. Also ill-advised was the strategy of increasing menu prices during the recent recession. But the Board has resisted addressing these concerns. Instead of welcoming us, it appears they have feared changing the status quo into a different, more enterprising culture, one that demands performance. I believe the Board has conjured up arguments to cover and implement its strategy to suit its own agenda. Let me explain.

Biglari Holdings is a vehicle through which I allocate capital in order to own businesses in whole or in part (i.e., stocks of businesses via the stock market). One of the businesses we own in entirety is Steak n Shake, a fast-food chain serving burgers and shakes/drinks, offerings that encompass nearly 80% of the company’s sales. About half the transactions are placed through the drive-thru (including carryout). No objective person would confuse a burger- and shake-centric Steak n Shake with a country-themed, home-style cooking Cracker Barrel. Incidentally, in my first meeting with Mr. Woodhouse, he agreed that we were not direct competitors.  His first reaction was the correct one. However, in a subsequent call, after he learned we were interested in board representation, he changed his mind. Furthermore, after I submitted my letter to Mr. Woodhouse on my intention to be nominated to the Board (a copy of my September 1, 2011 letter is enclosed), the Board immediately issued a press release stating that it rejected my becoming a board member and provided the following explanation:

“Appointing the chief executive officer of a competing restaurant chain, Steak n Shake, to the Cracker Barrel Board would create serious and inappropriate business conflicts of interest. The Board has never in Cracker Barrel’s 42-year history included a director who was a director or officer of another restaurant company, and such appointments would violate the Company’s Corporate Governance Guidelines.”

When the Board of Directors stated that “the Board has never in Cracker Barrel’s 42-year history included a director who was a director or officer of another restaurant company, and such appointments would violate the Company’s Corporate Governance Guidelines,” to me they appear insincere. Because, coincidentally, when the Board made that statement, an officer of Cracker Barrel, Vice President Walter Tyree, was and still is simultaneously sitting on the board of CEC International, the operator of Chuck E. Cheese’s restaurants. Why would the Board think it is inappropriate for any of its members to be an “officer of another restaurant company” yet finds it totally appropriate to have a Cracker Barrel officer sit on the board of another restaurant company?

    We suspect that the Board and management did not take issue with Mr. Tyree’s sitting on the board of CEC International because it is quite commonplace for a director or officer of one restaurant company to sit on the board of another. In fact, in roughly 50% of all publicly traded restaurant companies, a board member is also a director or officer of another restaurant firm. In some cases, the same individual sits on three or more boards of restaurant companies.

    These are the kind of contradictory, unworkable arguments that lead us to look askance at the troublesome turn we think Cracker Barrel’s top leadership has taken. Consequently, in the last several months it has become increasingly clear to us why Cracker Barrel is not achieving its full potential. Plainly, we believe that the Company lacks an ethos that places shareholder interests first as well as espouses a culture of ownership, stewardship, accountability, and high performance.

     Needless to say, I think you would agree that I have higher expectations than the Cracker Barrel Board does, especially towards corporate performance and corporate stewardship. Regardless of all the noise the Company makes over my candidacy, what I can assure you is that my aim coincides with yours: to increase the value of Cracker Barrel. I have done quite well for my shareholders at Biglari Holdings, for my partners at The Lion Fund, L.P., and for the shareholders of companies I have influenced.

     I have experience in analyzing, investing, owning, and running companies successfully. My claim is not to impress you but rather to impress upon you the fact that I have created significant investor wealth.

    To be an effective board member, one must be both motivated and knowledgeable. We are motivated by our $100 million investment — a multiple of the amount of stock owned by all the directors of Cracker Barrel combined — and we are knowledgeable because we have a broad range of experience in business/investments and a deep experience in the restaurant industry.

    The approach the Cracker Barrel Board has taken in resisting us and the length to which it has gone do not display its sophistication but rather, in our view, a lack of good business judgment. The Board is wasting shareholders’ money — lots of it — to implement its entrenchment strategy to resist placing a nearly 10% stockholder on the Board. Cracker Barrel’s Board has hired some of the most expensive lawyers and financial advisors, i.e., Wachtell, Lipton, Rosen & Katz and Goldman, Sachs & Co. (They have also hired Kekst and Company for public relations and Bass, Berry & Sims as additional legal counsel.) We, on the other hand, do not outsource thinking; you can count on the fact that every missive you receive will be penned by me, not by attorneys, advisors, or consultants. For me to deserve your vote, I owe it to you to hear directly from me.

    Our concern over Cracker Barrel’s leadership stems from its poor strategy, poor operating performance, poor financial disclosure, and lack of ownership, which if left uncorrected, in my view, will lead to poor shareholder returns. The time to act is now. The Company has tremendous potential which, in my view, can be exploited under the right leadership. I believe that the power of the brand has covered up Board missteps. The present proxy contest centers on placing a real owner on the Board of a company with an A+ brand that has failed to produce an A+ performance. We blame the Board for mediocrity. The Board should adopt a lesson from the late Sam Walton, “High expectations are the key to everything.” I intend to raise expectations. I plan to be a long-term stockholder of Cracker Barrel, and as a corollary I will advocate ideas on the basis of their long-term impact on the business. I have firm resolve to maximize the value of the business for the benefit of all stockholders.

    Over the coming months, I will be communicating with you regarding details of our plans to improve Cracker Barrel. I follow a simple principle: to provide information to you that I would want to know if our roles were reversed. Today we launched our website, www.enhancecrackerbarrel.com, our primary channel imparting information on vital matters. I encourage you to review the website thoroughly and regularly in order to remain knowledgeable about Cracker Barrel and our plans to enhance the value of your shares.

     I look forward to serving your best interest.

Sincerely,

/s/ Sardar Biglari

Sardar Biglari

*  *  *

Text of Letter from Mr. Biglari to Mr. Woodhouse dated August 23, 2011:

August 23, 2011

Mr. Michael A. Woodhouse
Chairman and CEO
Cracker Barrel Old Country, Inc.
P.O. Box 787
Hartmann Drive
Lebanon, Tennessee 37088

Dear Mike:

Doubtless you know we are owners of 9.3% of the outstanding shares of Cracker Barrel Old Country Store, Inc. As the largest stockholder of Cracker Barrel, we are deeply disturbed over your failure to disclose operating segments for both the restaurant and the retail operations of the business, as mandated by the Securities and Exchange Commission (the “SEC”) in accordance with FASB Accounting Standards Codification 280, Segment Reporting (“ASC 280”). To govern this business effectively, you must separately measure, monitor, and manage both segments — restaurants and retail operations — and by doing so, you are required to provide detailed financials on each of the two segments to all stockholders.

 Cracker Barrel is in two businesses — restaurant and retail. In your most recent Annual Report on Form 10-K, you clearly delineated the two operations by stating that the Company operates “Cracker Barrel restaurants and gift shops…. The restaurants serve breakfast, lunch and dinner.  The retail area offers a variety of decorative and functional items specializing in rocking chairs, holiday gifts, toys, apparel and foods.” In addition, through presentations to investors, you disseminate facts about the two components, two pages of which I have enclosed from your Fact Book (available at http://investor.crackerbarrel.com/results.cfm): on restaurant operations and on retail operations.  Naturally, you distinguished between the two segments, acknowledging that each Cracker Barrel has two separate and substantial businesses — restaurant and retail — under one roof.

 However, the Company’s 10K further states: “Operating segments are components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. Utilizing these criteria, the Company manages its business on the basis of one reportable operating segment.” However, I certainly hope you do not “allocate resources and assess performance” based on a solitary, consolidated review of the business. Detailed sub-segment numbers are the ones I would expect you to zero in on when evaluating and managing Cracker Barrel. You would certainly be making a grave managerial blunder if you were failing to measure and master the operations of the duo of segments because of, say, a failure to apportion cost when assessing the performance of both the restaurant and the retail operations.

But I have reason to believe that for internal purposes you do not allocate resources or appraise performance based on consolidated figures. For instance, in the Company’s 10Ks and 10Qs you have consistently broken down revenue between restaurant and retail operations as well as discussed and separated purchasing and inventory management.  Furthermore, you have designed a parallel management structure dividing restaurant management from retail management. From the Company’s 10K: “Each store is assigned to both a restaurant and a retail district manager and each district is assigned to both a restaurant and a retail regional vice president.” In other words, in every unit there is a retail manager who reports to a retail district manager who in turn reports to a retail vice president, and a general manager who reports to a restaurant district manager who reports to a restaurant vice president. (Additionally, you confirmed to me that the general manager does not have authority to terminate the retail manager because that’s the responsibility of the retail district manager — a clear delineation of authority.) The Company also employs both a Senior Vice President in charge of Restaurant Operations as well as a Senior Vice President of Retail. Rationally, the senior management structure further supports the existence of two distinct reportable segments. Under FASB rules, one of the necessities for splitting operating segments is for there to exist a chief operating decision maker — a function, not necessarily a person — and therefore could consist of several individuals who have the ability to apportion resources to and assess the performances of operating segments. To suggest that separate financial information is unavailable to distinct segment managers (and, in turn, to the Company’s CEO or Board of Directors) in order to enable them to perform their essential functions is disingenuous at best and dereliction of duty at worst.

I think we have established as fact that you identify the businesses separately, measure them separately, and manage them separately. But you fail in fully reporting them separately. Admittedly, it is conceivable that you just founder in performing a full evaluation of the two segments and thus have failed to report them in accordance with the rule. Doing so would be a sin of bad judgment, bad business, and bad accounting.

Consequently, reviewing and assessing performance of the restaurant operations apart from the retail operations internally is good business, and reporting entirely on both externally, to all investors, is good accounting. The inclusion of the Company’s restaurant and retail operations as separate reportable segments would meet the objectives set forth in ASC 280-10-1, for by doing so and thereby providing information about the two businesses in which the Company engages would “help users of financial statements do all of the following:  (a) better understand the public entity’s performance; (b) better assess its prospects for future net cash flows; and (c) make more informed judgments about the public entity as a whole.”  Failure to distinguish and divide segments privately and publicly could result in one side of the business subsidizing the other unbeknownst to management or to investors. Plainly, how can we shareholders judge the performance of, say, the restaurant business if you combine with it the operating expenses of the retail business that make up approximately 20% of the Company’s total revenue?

As the largest owner, a professional investor, and an experienced operator, I assure you that disaggregating the financial data of the retail business from the restaurant business is imperative and integral to conducting robust investment analysis. As investors, we must utilize the data concerning the relative profitability of the two operating segments to gain better understanding of the performance of the entire Company and to more accurately estimate its intrinsic value.

When we spoke on August 10, I said that I would require more details on the retail business, such as its direct labor costs, to gauge its performance. In turn, you offered me the opportunity to review inside information. While I absolutely would need data to evaluate the pair of business segments properly and consequently judge the effectiveness of management, I believe the right thing to do is to treat all shareholders equally. Thus, I declined your offer on the basis that I would possess the same advantage as insiders but leave all other stockholders at an informational disadvantage. Such is not the way we operate and such is not the way we want the management of Cracker Barrel to operate.

Furthermore, I remain quite disconcerted about the obvious omission made by you and the Board, namely the Audit Committee. Perhaps most disturbing to me is that you are a former CFO of the Company who has had the opportunity to review the disclosure requirements as well as set policy. In my conversation with you I found it incredible when you stated your belief that the Company was in compliance because in past SEC reviews, the agency did not raise the issue of segment reporting, and that alone, you concluded, validated the accuracy and adequacy of the Company’s reporting. You said, “The SEC has no issues with it.” Larry Hyatt, the Company’s current CFO, even went further when he commented, “In the last two comment letters segment reporting was not raised by the Division of Corporate Finance which means that they are implicitly accepting the disclosures.” These statements were positively shocking.

I question how the Board of Directors, particularly the Audit Committee, would ignore the necessity to ask the probing questions and ensure that the financial reporting to owners reflects the manner in which the Board and management review the business. It is quite unimaginable and unconscionable if the Board has not reviewed segment data. If the Board has reviewed detailed numbers on both restaurant and retail operations, then, we ask, why would the Board members think that shareholders should not be entitled to the same privilege?  If the Board has not done so, how can it be properly fulfilling its fiduciary duty?

I believe you have taken the low road in accounting disclosure and have thereby set the wrong tone at the top, a demonstrable and clear marker of poor corporate governance. Because of your decision not to provide segment reporting, your rationale behind that decision, your offering of confidential data, and your allusions to SEC affirmation — each sufficient reason for concern but which in aggregate paints a troubling picture — I deemed it necessary to apprise you formally, as the Chairman of the Board, so you could immediately inform your fellow Board members and take swift action to rectify the inherent problems. At this juncture, the best course is not to conjure up fallible arguments, e.g., unallocated costs difficult to apportion, among others, but rather, to face the reality that Cracker Barrel is in two businesses, manages them that way, measures them that way, and should report them that way. However, if you think that Cracker Barrel is not in two businesses, then the problem is actually a more serious one because it would communicate to your owners that you do not understand the business you are in.

In the final analysis, you are either not properly measuring the restaurant and retail businesses, and thus you are not properly managing them, or you are measuring/managing them properly but failing to report both operating segments to your owners.

I plan to discuss the matter further in my previously scheduled meeting with Sandy Cochran and Larry Hyatt this Friday.

It is imperative that you remedy this problem as soon as practicable so that Cracker Barrel is in full compliance with the SEC.

Sincerely,

/s/ Sardar Biglari

Sardar Biglari

* Source: Cracker Barrel Old Country Store Fact Book (available at http://investor.crackerbarrel.com/results.cfm)

* Source: Cracker Barrel Old Country Store Fact Book (available at http://investor.crackerbarrel.com/results.cfm)

*  *  *

Text of Letter from Mr. Biglari to Mr. Woodhouse dated September 1, 2011:

September 1, 2011

Mr. Michael A. Woodhouse
Chairman and CEO
Cracker Barrel Old Country Store, Inc.
P.O. Box 787
Hartmann Drive
Lebanon, Tennessee 37088

Dear Mike:

As of today, Biglari Holdings has submitted formal notice under Cracker Barrel’s Bylaws to nominate me to the Company’s Board of Directors at the upcoming annual meeting. We had wanted to avoid what would be a costly and distracting endeavor. Although we are the largest stockholder of Cracker Barrel with an ownership of 9.3% of the outstanding common stock — a multiple of the amount of stock owned by all the directors combined — you have been unwilling to address our concerns and unwilling to place us on the board. Not only did you not invite us, but you rejected the idea and then made an ersatz settlement offer so that others would perceive you as reasonable when in reality you have been unreasonable. In fact your offer was disingenuous. In your settlement offer you afforded us the opportunity to present names of individuals for consideration to the board…provided that these nominees were “unaffiliated with Biglari Holdings or any other restaurant company.”

Let’s contrast those stipulations to the three attributes that the Board laid out in the proxy statement regarding director qualifications that your Nominating and Corporate Governance Committee assesses when nominating directors at the Company’s annual meeting:

Leadership Experience.  We believe that directors with experience in significant leadership positions over a long period of time, especially chief executive officer positions, provide the Company with strategic thinking and multiple perspectives.

Financial Experience.  We believe that an understanding of finance and financial reporting processes is important for our directors.… In addition, accurate financial reporting and auditing are critical to our success and developing shareholder confidence in our reporting processes that are required by the U.S. federal securities laws.

Industry Experience.  As a company that relies upon the strength of our brand, we seek directors who are familiar with the restaurant and retail industries.

Let us attempt to reconcile the Board’s and your diametrically opposed statements on the requirements for board membership. The Board has decided and declared that the incoming directors should be conversant with the restaurant industry. On the other hand, your offer explicitly defined a telling restriction on prospective nominees that they be unaffiliated with “any other restaurant company.”  Either you are seeking directors retired from the restaurant industry who are under the age of 75 (per Cracker Barrel’s governance guidelines), or you are simply searching for excuses to avoid placing your largest stockholder on the Board and in the process contradicting yourself. After all, unlike all other directors on the Cracker Barrel Board, I am the only one who is a CEO of a NYSE-listed company (Leadership Experience), have an extensive professional investment record (Financial Experience), and have exhibited management and turnaround experience in the restaurant industry (Industry Experience). It would appear my qualifications do meet the Committee’s requirements and exceed those of any current member of the Board.

Yet the Board rejects us even though not a single one of its members has outlaid any considerable money in order to own substantial amounts of company stock; in other words, Board members have no real skin in the game. Their lack of ownership naturally explains why they’re spending our money on a proxy fight would not pain them. But it pains us because we are in effect paying over $9 for every $100 you spend. In fact, your actions prove to us that now is the hour to place real owners in the boardroom to deliver real value for all owners.

Sincerely,

/s/ Sardar Biglari

Sardar Biglari

*  *  *

CERTAIN INFORMATION CONCERNING PARTICIPANTS

Biglari Holdings Inc., an Indiana corporation (“Biglari Holdings”), together with the other participants named herein, intends to make a preliminary filing with the Securities and Exchange Commission (“SEC”) of a proxy statement and accompanying proxy card to be used to solicit votes for the election of a director nominee at the 2011 annual meeting of shareholders of Cracker Barrel Old Country Store, Inc., a Tennessee corporation (the “Company”).

BIGLARI HOLDINGS STRONGLY ADVISES ALL SHAREHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV.  IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST.  REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ PROXY SOLICITOR, INNISFREE M&A INCORPORATED, TOLL-FREE AT (888) 750-5834, BANKS AND BROKERS CALL COLLECT AT (212) 750-5833.

The participants in this proxy solicitation are Biglari Holdings, Biglari Capital Corp., a Texas corporation (“BCC”), The Lion Fund, L.P., a Delaware limited partnership (the “Lion Fund”), and Sardar Biglari.

As of the date hereof, Biglari Holdings directly owns 1,996,034 shares of Common Stock of the Company.  As of the date hereof, the Lion Fund directly owns 140,100 shares of Common Stock.  Each of BCC, as the general partner of the Lion Fund, and Biglari Holdings, as the parent of BCC, may be deemed to beneficially own the shares of Common Stock directly owned by the Lion Fund.  Mr. Biglari, as the Chairman and Chief Executive Officer of each of BCC and Biglari Holdings, may be deemed to beneficially own the shares of Common Stock directly owned by Biglari Holdings and the Lion Fund.

As members of a “group” for the purposes of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended, each of the participants in this proxy solicitation is deemed to beneficially own the shares of Common Stock of the Company beneficially owned in the aggregate by the other participants. Each of the participants in this proxy solicitation disclaims beneficial ownership of such shares of Common Stock except to the extent of his or its pecuniary interest therein.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant   ☐

Filed by a Party other than the Registrant   ☒

Check the appropriate box:

☐           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☐           Definitive Proxy Statement

☐          Definitive Additional Materials

☒           Soliciting Material Under Rule 14a-12

CRACKER BARREL OLD COUNTRY STORE, INC.
(Name of Registrant as Specified in Its Charter)

BIGLARI HOLDINGS INC. BIGLARI CAPITAL CORP. THE LION FUND, L.P. SARDAR BIGLARI
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒          No fee required.

☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)           Title of each class of securities to which transaction applies:

(2)           Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)           Proposed maximum aggregate value of transaction:

(5)           Total fee paid:

☐           Fee paid previously with preliminary materials:

☐           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)           Amount previously paid:

(2)           Form, Schedule or Registration Statement No.:

(3)           Filing Party:

(4)           Date Filed:

On September 1, 2011, Biglari Holdings Inc. delivered the following letter to the Board of Directors of Cracker Barrel Old Country Store, Inc.:

BIGLARI HOLDINGS INC.
175 EAST HOUSTON STREET, SUITE 1300
SAN ANTONIO, TEXAS 78205
TELEPHONE (210) 344-3400
FAX (210) 344-3411

SARDAR BIGLARI, CHAIRMAN

September 1, 2011

Mr. Michael A. Woodhouse
Chairman and CEO
Cracker Barrel Old Country Store, Inc.
P.O. Box 787
Hartmann Drive
Lebanon, Tennessee 37088

Dear Mike:

As of today, Biglari Holdings has submitted formal notice under Cracker Barrel’s Bylaws to nominate me to the Company’s Board of Directors at the upcoming annual meeting. We had wanted to avoid what would be a costly and distracting endeavor. Although we are the largest stockholder of Cracker Barrel with an ownership of 9.3% of the outstanding common stock — a multiple of the amount of stock owned by all the directors combined — you have been unwilling to address our concerns and unwilling to place us on the board. Not only did you not invite us, but you rejected the idea and then made an ersatz settlement offer so that others would perceive you as reasonable when in reality you have been unreasonable. In fact your offer was disingenuous. In your settlement offer you afforded us the opportunity to present names of individuals for consideration to the board…provided that these nominees were “unaffiliated with Biglari Holdings or any other restaurant company.”

Let’s contrast those stipulations to the three attributes that the Board laid out in the proxy statement regarding director qualifications that your Nominating and Corporate Governance Committee assesses when nominating directors at the Company’s annual meeting:

Leadership Experience.  We believe that directors with experience in significant leadership positions over a long period of time, especially chief executive officer positions, provide the Company with strategic thinking and multiple perspectives.

Financial Experience.  We believe that an understanding of finance and financial reporting processes is important for our directors.… In addition, accurate financial reporting and auditing are critical to our success and developing shareholder confidence in our reporting processes that are required by the U.S. federal securities laws.

Industry Experience.  As a company that relies upon the strength of our brand, we seek directors who are familiar with the restaurant and retail industries.

Let us attempt to reconcile the Board’s and your diametrically opposed statements on the requirements for board membership. The Board has decided and declared that the incoming directors should be conversant with the restaurant industry. On the other hand, your offer explicitly defined a telling restriction on prospective nominees that they be unaffiliated with “any other restaurant company.”  Either you are seeking directors retired from the restaurant industry who are under the age of 75 (per Cracker Barrel’s governance guidelines), or you are simply searching for excuses to avoid placing your largest stockholder on the Board and in the process contradicting yourself. After all, unlike all other directors on the Cracker Barrel Board, I am the only one who is a CEO of a NYSE-listed company (Leadership Experience), have an extensive professional investment record (Financial Experience), and have exhibited management and turnaround experience in the restaurant industry (Industry Experience). It would appear my qualifications do meet the Committee’s requirements and exceed those of any current member of the Board.

Yet the Board rejects us even though not a single one of its members has outlaid any considerable money in order to own substantial amounts of company stock; in other words, Board members have no real skin in the game. Their lack of ownership naturally explains why they’re spending our money on a proxy fight would not pain them. But it pains us because we are in effect paying over $9 for every $100 you spend. In fact, your actions prove to us that now is the hour to place real owners in the boardroom to deliver real value for all owners.

Sincerely,

/s/ Sardar Biglari

Sardar Biglari

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Biglari Holdings Inc., an Indiana corporation (“BH”), together with the other participants named herein, intends to make a preliminary filing with the Securities and Exchange Commission (“SEC”) of a proxy statement and an accompanying proxy card to be used to solicit votes in connection with the solicitation of proxies for the election of individuals to the Board of Directors of Cracker Barrel Old Country Store, Inc. (the “Company”) at the 2011 annual meeting of shareholders of the Company.

BH ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THE PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST.

The participants in the proxy solicitation are BH, Biglari Capital Corp., a Texas corporation (“BCC”), The Lion Fund, L.P., a Delaware limited partnership (“Lion Fund”), and Sardar Biglari (the “Participants”).

As of the close of business on September 1, 2011, BH owned directly 1,996,034 shares of Common Stock, constituting approximately 8.7% of the shares of Common Stock outstanding.  As of the close of business on September 1, 2011, the Lion Fund owned directly 140,100 Shares, constituting approximately 0.6% of the Shares outstanding.  As of the close of business on September 1, 2011, the Lion Fund owned directly 140,100 Shares, constituting approximately 0.6% of the Shares outstanding.  Sardar Biglari is the Chairman and Chief Executive Officer of BH and has investment discretion over the securities owned by BH.  By virtue of this relationship, Sardar Biglari may be deemed to beneficially own the Shares owned directly by BH.  BCC is the general partner of the Lion Fund.  BCC is a wholly-owned subsidiary of BH.  Sardar Biglari is the Chairman and Chief Executive Officer of each of BCC and BH and has investment discretion over the securities owned by the Lion Fund.  By virtue of these relationships, BCC, BH and Sardar Biglari may be deemed to beneficially own the Shares owned directly by the Lion Fund.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 13D
(Rule 13d-101)

INFORMATION TO BE INCLUDED IN STATEMENTS FILED PURSUANT
TO § 240.13d-1(a) AND AMENDMENTS THERETO FILED PURSUANT TO
§ 240.13d-2(a)

(Amendment No. 2)1

CRACKER BARREL OLD COUNTRY STORE, INC.
(Name of Issuer)

Common Stock, par value $0.01 per share
(Title of Class of Securities)

22410J106
(CUSIP Number)

Sardar Biglari
Biglari Holdings Inc.
175 East Houston Street, Suite 1300
San Antonio, Texas  78205
(210) 344-3400

with copies to:

Steven Wolosky, Esq.
Olshan Grundman Frome Rosenzweig & Wolosky LLP
Park Avenue Tower
65 East 55th Street
New York, New York 10022
(212) 451-2300
(Name, Address and Telephone Number of Person
Authorized to Receive Notices and Communications)

September 1, 2011
(Date of Event Which Requires Filing of This Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of §§ 240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box ☐.

Note:  Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits.  See § 240.13d-7 for other parties to whom copies are to be sent.

_______________
1              The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP NO. 22410J106

1	NAME OF REPORTING PERSON Biglari Holdings Inc.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP	(a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEM 2(d) OR 2(e)	☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Indiana
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 2,136,134
	8	SHARED VOTING POWER -0-
	9	SOLE DISPOSITIVE POWER 2,136,134
	10	SHARED DISPOSITIVE POWER -0-
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 2,136,134
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 9.3%
14	TYPE OF REPORTING PERSON CO

2

CUSIP NO. 22410J106

1	NAME OF REPORTING PERSON Biglari Capital Corp.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP	(a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS OO
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEM 2(d) OR 2(e)	☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Texas
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 140,100
	8	SHARED VOTING POWER -0-
	9	SOLE DISPOSITIVE POWER 140,100
	10	SHARED DISPOSITIVE POWER -0-
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 140,100
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.6%
14	TYPE OF REPORTING PERSON CO

3

CUSIP NO. 22410J106

1	NAME OF REPORTING PERSON The Lion Fund, L.P.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP	(a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEM 2(d) OR 2(e)	☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 140,100
	8	SHARED VOTING POWER -0-
	9	SOLE DISPOSITIVE POWER 140,100
	10	SHARED DISPOSITIVE POWER -0-
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 140,100
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.6%
14	TYPE OF REPORTING PERSON PN

4

CUSIP NO. 22410J106

1	NAME OF REPORTING PERSON Sardar Biglari
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP	(a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS OO
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEM 2(d) OR 2(e)	☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION USA
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 2,136,134
	8	SHARED VOTING POWER -0-
	9	SOLE DISPOSITIVE POWER 2,136,134
	10	SHARED DISPOSITIVE POWER -0-
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 2,136,134
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 9.3%
14	TYPE OF REPORTING PERSON IN

5

CUSIP NO. 22410J106

The following constitutes Amendment No. 2 to the Schedule 13D filed by the undersigned.  Such Schedule 13D is hereby amended as follows:

Item 4.    Purpose of Transaction.

Item 4 is hereby amended to add the following:

On September 1, 2011, Biglari Holdings delivered a letter (the “Nomination Letter”) to the Secretary of the Issuer nominating Sardar Biglari for election to the Board of Directors of the Issuer at its 2011 annual meeting of stockholders.

Concurrent with the delivery of the Nomination Letter, Mr. Biglari delivered a letter to the Chairman and Chief Executive Officer of the Issuer.  A copy of Mr. Biglari’s letter is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7.    Material to be Filed as Exhibits.

99.1	Letter, dated September 1, 2011.

6

CUSIP NO. 22410J106

SIGNATURE

After reasonable inquiry and to the best of his knowledge and belief, each of the undersigned certifies that the information set forth in this statement is true, complete and correct.

September 1, 2011
(Date)

BIGLARI HOLDINGS INC.

By:	/s/ Sardar Biglari
	Name:	Sardar Biglari
	Title:	Chairman and Chief Executive Officer

BIGLARI CAPITAL CORP.

By:	/s/ Sardar Biglari
	Name:	Sardar Biglari
	Title:	Chairman and Chief Executive Officer

THE LION FUND, L.P.

By:	BIGLARI CAPITAL CORP., its General Partner

By:	/s/ Sardar Biglari
	Name:	Sardar Biglari
	Title:	Chairman and Chief Executive Officer

/s/ Sardar Biglari
SARDAR BIGLARI

7

Exhibit 99.1

BIGLARI HOLDINGS INC.
175 EAST HOUSTON STREET, SUITE 1300
SAN ANTONIO, TEXAS 78205
TELEPHONE (210) 344-3400
FAX (210) 344-3411

SARDAR BIGLARI, CHAIRMAN

September 1, 2011

Mr. Michael A. Woodhouse
Chairman and CEO
Cracker Barrel Old Country Store, Inc.
P.O. Box 787
Hartmann Drive
Lebanon, Tennessee 37088

Dear Mike:

As of today, Biglari Holdings has submitted formal notice under Cracker Barrel’s Bylaws to nominate me to the Company’s Board of Directors at the upcoming annual meeting. We had wanted to avoid what would be a costly and distracting endeavor. Although we are the largest stockholder of Cracker Barrel with an ownership of 9.3% of the outstanding common stock — a multiple of the amount of stock owned by all the directors combined — you have been unwilling to address our concerns and unwilling to place us on the board. Not only did you not invite us, but you rejected the idea and then made an ersatz settlement offer so that others would perceive you as reasonable when in reality you have been unreasonable. In fact your offer was disingenuous. In your settlement offer you afforded us the opportunity to present names of individuals for consideration to the board…provided that these nominees were “unaffiliated with Biglari Holdings or any other restaurant company.”

Let’s contrast those stipulations to the three attributes that the Board laid out in the proxy statement regarding director qualifications that your Nominating and Corporate Governance Committee assesses when nominating directors at the Company’s annual meeting:

Leadership Experience.  We believe that directors with experience in significant leadership positions over a long period of time, especially chief executive officer positions, provide the Company with strategic thinking and multiple perspectives.

Financial Experience.  We believe that an understanding of finance and financial reporting processes is important for our directors.… In addition, accurate financial reporting and auditing are critical to our success and developing shareholder confidence in our reporting processes that are required by the U.S. federal securities laws.

Industry Experience.  As a company that relies upon the strength of our brand, we seek directors who are familiar with the restaurant and retail industries.

Let us attempt to reconcile the Board’s and your diametrically opposed statements on the requirements for board membership. The Board has decided and declared that the incoming directors should be conversant with the restaurant industry. On the other hand, your offer explicitly defined a telling restriction on prospective nominees that they be unaffiliated with “any other restaurant company.”  Either you are seeking directors retired from the restaurant industry who are under the age of 75 (per Cracker Barrel’s governance guidelines), or you are simply searching for excuses to avoid placing your largest stockholder on the Board and in the process contradicting yourself. After all, unlike all other directors on the Cracker Barrel Board, I am the only one who is a CEO of a NYSE-listed company (Leadership Experience), have an extensive professional investment record (Financial Experience), and have exhibited management and turnaround experience in the restaurant industry (Industry Experience). It would appear my qualifications do meet the Committee’s requirements and exceed those of any current member of the Board.

Yet the Board rejects us even though not a single one of its members has outlaid any considerable money in order to own substantial amounts of company stock; in other words, Board members have no real skin in the game. Their lack of ownership naturally explains why they’re spending our money on a proxy fight would not pain them. But it pains us because we are in effect paying over $9 for every $100 you spend. In fact, your actions prove to us that now is the hour to place real owners in the boardroom to deliver real value for all owners.

Sincerely,

/s/ Sardar Biglari

Sardar Biglari

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 13D
(Rule 13d-101)

INFORMATION TO BE INCLUDED IN STATEMENTS FILED PURSUANT
TO § 240.13d-1(a) AND AMENDMENTS THERETO FILED PURSUANT TO
§ 240.13d-2(a)

(Amendment No. 1)1

CRACKER BARREL OLD COUNTRY STORE, INC.
(Name of Issuer)

Common Stock, par value $0.01 per share
(Title of Class of Securities)

22410J106
(CUSIP Number)

Sardar Biglari
Biglari Holdings Inc.
175 East Houston Street, Suite 1300
San Antonio, Texas  78205
(210) 344-3400

with copies to:

Steven Wolosky, Esq.
Olshan Grundman Frome Rosenzweig & Wolosky LLP
Park Avenue Tower
65 East 55th Street
New York, New York 10022
(212) 451-2300
(Name, Address and Telephone Number of Person
Authorized to Receive Notices and Communications)

August 23, 2011
(Date of Event Which Requires Filing of This Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of §§ 240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box ☐.

Note:  Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits.  See § 240.13d-7 for other parties to whom copies are to be sent.

_______________
1              The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP NO. 22410J106

1	NAME OF REPORTING PERSON Biglari Holdings Inc.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP	(a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEM 2(d) OR 2(e)	☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Indiana
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 2,136,134
	8	SHARED VOTING POWER -0-
	9	SOLE DISPOSITIVE POWER 2,136,134
	10	SHARED DISPOSITIVE POWER -0-
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 2,136,134
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 9.3%
14	TYPE OF REPORTING PERSON CO

2

CUSIP NO. 22410J106

1	NAME OF REPORTING PERSON Biglari Capital Corp.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP	(a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS OO
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEM 2(d) OR 2(e)	☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Texas
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 140,100
	8	SHARED VOTING POWER -0-
	9	SOLE DISPOSITIVE POWER 140,100
	10	SHARED DISPOSITIVE POWER -0-
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 140,100
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.6%
14	TYPE OF REPORTING PERSON CO

3

CUSIP NO. 22410J106

1	NAME OF REPORTING PERSON The Lion Fund, L.P.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP	(a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEM 2(d) OR 2(e)	☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 140,100
	8	SHARED VOTING POWER -0-
	9	SOLE DISPOSITIVE POWER 140,100
	10	SHARED DISPOSITIVE POWER -0-
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 140,100
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.6%
14	TYPE OF REPORTING PERSON PN

4

CUSIP NO. 22410J106

1	NAME OF REPORTING PERSON Sardar Biglari
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP	(a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS OO
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEM 2(d) OR 2(e)	☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION USA
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 2,136,134
	8	SHARED VOTING POWER -0-
	9	SOLE DISPOSITIVE POWER 2,136,134
	10	SHARED DISPOSITIVE POWER -0-
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 2,136,134
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 9.3%
14	TYPE OF REPORTING PERSON IN

5

CUSIP NO. 22410J106

The following constitutes Amendment No. 1 to the Schedule 13D filed by the undersigned.  Such Schedule 13D is hereby amended as follows:

Item 4.   Purpose of Transaction.

Item 4 is hereby amended to add the following:

On August 23, 2011, Sardar Biglari, Chairman and CEO of BH, delivered a letter to the Issuer. A copy of Mr. Biglari’s letter is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 5.   Interest in Securities of the Issuer.

Items 5 (a) and (b) are hereby amended and restated to read as follows:

(a-b)           The aggregate percentage of Shares reported owned by the Reporting Persons is based upon 22,975,567 Shares outstanding, which is the total number of Shares outstanding as of May 27, 2011, as reported in the Issuer’s Quarterly Report on Form 10-Q for the quarter ended April 29, 2011 filed with the Securities and Exchange Commission on June 3, 2011.

As of the close of business on the date hereof, BH owned directly 1,996,034 Shares, constituting approximately 8.7% of the Shares outstanding.  By virtue of the relationships with BH discussed in further detail in Item 2, Sardar Biglari may be deemed to beneficially own the Shares owned by BH.

As of the close of business on the date hereof, the Lion Fund owned directly 140,100 Shares, constituting approximately 0.6% of the Shares outstanding.  By virtue of the relationships with the Lion Fund discussed in further detail in Item 2, each of BCC, BH and Sardar Biglari may be deemed to beneficially own the Shares owned by the Lion Fund.

An aggregate of 2,136,134 Shares, constituting approximately 9.3% of the Shares outstanding, are reported by the Reporting Persons in this statement.

Item 6.   Contracts, Arrangements, Understandings or Relationships With Respect to Securities of the Issuer.

Item 6 is hereby amended to add the following:

On June 18, 2011, 1,000 listed put option contracts that had been sold by BH, giving the counterparties the right, but not obligation, to deliver to BH 100,000 Shares at an exercise price of $45.00 per Share, expired unexercised.

Item 7.   Material to be Filed as Exhibits.

       99.1   Letter to the Issuer, dated August 23, 2011.

6

CUSIP NO. 22410J106

SIGNATURE

After reasonable inquiry and to the best of his knowledge and belief, each of the undersigned certifies that the information set forth in this statement is true, complete and correct.

August 23, 2011
(Date)

BIGLARI HOLDINGS INC.

By:	/s/ Sardar Biglari
	Name:	Sardar Biglari
	Title:	Chairman and Chief Executive Officer

BIGLARI CAPITAL CORP.

By:	/s/ Sardar Biglari
	Name:	Sardar Biglari
	Title:	Chairman and Chief Executive Officer

THE LION FUND, L.P.

By: BIGLARI CAPITAL CORP., its General Partner

By:	/s/ Sardar Biglari
	Name:	Sardar Biglari
	Title:	Chairman and Chief Executive Officer

/s/ Sardar Biglari
SARDAR BIGLARI

7

Exhibit 99.1

BIGLARI HOLDINGS INC.
175 EAST HOUSTON STREET, SUITE 1300
SAN ANTONIO, TEXAS 78205
TELEPHONE (210) 344-3400
FAX (210) 344-3411

SARDAR BIGLARI, CHAIRMAN

August 23, 2011

Mr. Michael A. Woodhouse
Chairman and CEO
Cracker Barrel Old Country Store, Inc.
P.O. Box 787
Hartmann Drive
Lebanon, Tennessee 37088

Dear Mike:

Doubtless you know we are owners of 9.3% of the outstanding shares of Cracker Barrel Old Country Store, Inc. As the largest stockholder of Cracker Barrel, we are deeply disturbed over your failure to disclose operating segments for both the restaurant and the retail operations of the business, as mandated by the Securities and Exchange Commission (the “SEC”) in accordance with FASB Accounting Standards Codification 280, Segment Reporting (“ASC 280”). To govern this business effectively, you must separately measure, monitor, and manage both segments — restaurants and retail operations — and by doing so, you are required to provide detailed financials on each of the two segments to all stockholders.

Cracker Barrel is in two businesses — restaurant and retail. In your most recent Annual Report on Form 10-K, you clearly delineated the two operations by stating that the Company operates “Cracker Barrel restaurants and gift shops…. The restaurants serve breakfast, lunch and dinner.  The retail area offers a variety of decorative and functional items specializing in rocking chairs, holiday gifts, toys, apparel and foods.” In addition, through presentations to investors, you disseminate facts about the two components, two pages of which I have enclosed from your Fact Book (available at http://investor.crackerbarrel.com/results.cfm): on restaurant operations and on retail operations.  Naturally, you distinguished between the two segments, acknowledging that each Cracker Barrel has two separate and substantial businesses — restaurant and retail — under one roof.

However, the Company’s 10K further states: “Operating segments are components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. Utilizing these criteria, the Company manages its business on the basis of one reportable operating segment.” However, I certainly hope you do not “allocate resources and assess performance” based on a solitary, consolidated review of the business. Detailed sub-segment numbers are the ones I would expect you to zero in on when evaluating and managing Cracker Barrel. You would certainly be making a grave managerial blunder if you were failing to measure and master the operations of the duo of segments because of, say, a failure to apportion cost when assessing the performance of both the restaurant and the retail operations.

But I have reason to believe that for internal purposes you do not allocate resources or appraise performance based on consolidated figures. For instance, in the Company’s 10Ks and 10Qs you have consistently broken down revenue between restaurant and retail operations as well as discussed and separated purchasing and inventory management.  Furthermore, you have designed a parallel management structure dividing restaurant management from retail management. From the Company’s 10K: “Each store is assigned to both a restaurant and a retail district manager and each district is assigned to both a restaurant and a retail regional vice president.” In other words, in every unit there is a retail manager who reports to a retail district manager who in turn reports to a retail vice president, and a general manager who reports to a restaurant district manager who reports to a restaurant vice president. (Additionally, you confirmed to me that the general manager does not have authority to terminate the retail manager because that’s the responsibility of the retail district manager — a clear delineation of authority.) The Company also employs both a Senior Vice President in charge of Restaurant Operations as well as a Senior Vice President of Retail. Rationally, the senior management structure further supports the existence of two distinct reportable segments. Under FASB rules, one of the necessities for splitting operating segments is for there to exist a chief operating decision maker — a function, not necessarily a person — and therefore could consist of several individuals who have the ability to apportion resources to and assess the performances of operating segments. To suggest that separate financial information is unavailable to distinct segment managers (and, in turn, to the Company’s CEO or Board of Directors) in order to enable them to perform their essential functions is disingenuous at best and dereliction of duty at worst.

I think we have established as fact that you identify the businesses separately, measure them separately, and manage them separately. But you fail in fully reporting them separately. Admittedly, it is conceivable that you just founder in performing a full evaluation of the two segments and thus have failed to report them in accordance with the rule. Doing so would be a sin of bad judgment, bad business, and bad accounting.

Consequently, reviewing and assessing performance of the restaurant operations apart from the retail operations internally is good business, and reporting entirely on both externally, to all investors, is good accounting. The inclusion of the Company’s restaurant and retail operations as separate reportable segments would meet the objectives set forth in ASC 280-10-1, for by doing so and thereby providing information about the two businesses in which the Company engages would “help users of financial statements do all of the following:  (a) better understand the public entity’s performance; (b) better assess its prospects for future net cash flows; and (c) make more informed judgments about the public entity as a whole.”  Failure to distinguish and divide segments privately and publicly could result in one side of the business subsidizing the other unbeknownst to management or to investors. Plainly, how can we shareholders judge the performance of, say, the restaurant business if you combine with it the operating expenses of the retail business that make up approximately 20% of the Company’s total revenue?

As the largest owner, a professional investor, and an experienced operator, I assure you that disaggregating the financial data of the retail business from the restaurant business is imperative and integral to conducting robust investment analysis. As investors, we must utilize the data concerning the relative profitability of the two operating segments to gain better understanding of the performance of the entire Company and to more accurately estimate its intrinsic value.

When we spoke on August 10, I said that I would require more details on the retail business, such as its direct labor costs, to gauge its performance. In turn, you offered me the opportunity to review inside information. While I absolutely would need data to evaluate the pair of business segments properly and consequently judge the effectiveness of management, I believe the right thing to do is to treat all shareholders equally. Thus, I declined your offer on the basis that I would possess the same advantage as insiders but leave all other stockholders at an informational disadvantage. Such is not the way we operate and such is not the way we want the management of Cracker Barrel to operate.

Furthermore, I remain quite disconcerted about the obvious omission made by you and the Board, namely the Audit Committee. Perhaps most disturbing to me is that you are a former CFO of the Company who has had the opportunity to review the disclosure requirements as well as set policy. In my conversation with you I found it incredible when you stated your belief that the Company was in compliance because in past SEC reviews, the agency did not raise the issue of segment reporting, and that alone, you concluded, validated the accuracy and adequacy of the Company’s reporting. You said, “The SEC has no issues with it.” Larry Hyatt, the Company’s current CFO, even went further when he commented, “In the last two comment letters segment reporting was not raised by the Division of Corporate Finance which means that they are implicitly accepting the disclosures.” These statements were positively shocking.

I question how the Board of Directors, particularly the Audit Committee, would ignore the necessity to ask the probing questions and ensure that the financial reporting to owners reflects the manner in which the Board and management review the business. It is quite unimaginable and unconscionable if the Board has not reviewed segment data. If the Board has reviewed detailed numbers on both restaurant and retail operations, then, we ask, why would the Board members think that shareholders should not be entitled to the same privilege?  If the Board has not done so, how can it be properly fulfilling its fiduciary duty?

I believe you have taken the low road in accounting disclosure and have thereby set the wrong tone at the top, a demonstrable and clear marker of poor corporate governance. Because of your decision not to provide segment reporting, your rationale behind that decision, your offering of confidential data, and your allusions to SEC affirmation — each sufficient reason for concern but which in aggregate paints a troubling picture — I deemed it necessary to apprise you formally, as the Chairman of the Board, so you could immediately inform your fellow Board members and take swift action to rectify the inherent problems. At this juncture, the best course is not to conjure up fallible arguments, e.g., unallocated costs difficult to apportion, among others, but rather, to face the reality that Cracker Barrel is in two businesses, manages them that way, measures them that way, and should report them that way. However, if you think that Cracker Barrel is not in two businesses, then the problem is actually a more serious one because it would communicate to your owners that you do not understand the business you are in.

In the final analysis, you are either not properly measuring the restaurant and retail businesses, and thus you are not properly managing them, or you are measuring/managing them properly but failing to report both operating segments to your owners.

I plan to discuss the matter further in my previously scheduled meeting with Sandy Cochran and Larry Hyatt this Friday.

It is imperative that you remedy this problem as soon as practicable so that Cracker Barrel is in full compliance with the SEC.

Sincerely,

/s/ Sardar Biglari

Sardar Biglari

* Source: Cracker Barrel Old Country Store Fact Book (available at http://investor.crackerbarrel.com/results.cfm)

* Source: Cracker Barrel Old Country Store Fact Book (available at http://investor.crackerbarrel.com/results.cfm)

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 13D
(Rule 13d-101)

INFORMATION TO BE INCLUDED IN STATEMENTS FILED PURSUANT
TO § 240.13d-1(a) AND AMENDMENTS THERETO FILED PURSUANT TO
§ 240.13d-2(a)

(Amendment No.  )1

CRACKER BARREL OLD COUNTRY STORE, INC.
(Name of Issuer)

Common Stock, par value $0.01 per share
(Title of Class of Securities)

22410J106
(CUSIP Number)

Sardar Biglari
Biglari Holdings Inc.
175 East Houston Street, Suite 1300
San Antonio, Texas  78205
(210) 344-3400

with copies to:

Steven Wolosky, Esq.
Olshan Grundman Frome Rosenzweig & Wolosky LLP
Park Avenue Tower
65 East 55th Street
New York, New York 10022
(212) 451-2300
(Name, Address and Telephone Number of Person
Authorized to Receive Notices and Communications)

June 3, 2011
(Date of Event Which Requires Filing of This Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of §§ 240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box ☐.

Note:  Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits.  See § 240.13d-7 for other parties to whom copies are to be sent.

_______________
1              The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP NO. 22410J106

1	NAME OF REPORTING PERSON Biglari Holdings Inc.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP	(a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEM 2(d) OR 2(e)	☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Indiana
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 2,236,134
	8	SHARED VOTING POWER -0-
	9	SOLE DISPOSITIVE POWER 2,236,134
	10	SHARED DISPOSITIVE POWER -0-
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 2,236,134
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 9.7%
14	TYPE OF REPORTING PERSON CO

2

CUSIP NO. 22410J106

1	NAME OF REPORTING PERSON Biglari Capital Corp.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP	(a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS OO
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEM 2(d) OR 2(e)	☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Texas
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 140,100
	8	SHARED VOTING POWER -0-
	9	SOLE DISPOSITIVE POWER 140,100
	10	SHARED DISPOSITIVE POWER -0-
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 140,100
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.6%
14	TYPE OF REPORTING PERSON CO

3

CUSIP NO. 22410J106

1	NAME OF REPORTING PERSON The Lion Fund, L.P.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP	(a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEM 2(d) OR 2(e)	☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 140,100
	8	SHARED VOTING POWER -0-
	9	SOLE DISPOSITIVE POWER 140,100
	10	SHARED DISPOSITIVE POWER -0-
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 140,100
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.6%
14	TYPE OF REPORTING PERSON PN

4

CUSIP NO. 22410J106

1	NAME OF REPORTING PERSON Sardar Biglari
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP	(a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS OO
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEM 2(d) OR 2(e)	☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION USA
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 2,236,134
	8	SHARED VOTING POWER -0-
	9	SOLE DISPOSITIVE POWER 2,236,134
	10	SHARED DISPOSITIVE POWER -0-
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 2,236,134
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 9.7%
14	TYPE OF REPORTING PERSON IN

5

CUSIP NO. 22410J106

The following constitutes the Schedule 13D filed by the undersigned (the “Schedule 13D”).

Item 1.	Security and Issuer.

This statement relates to shares of the Common Stock, par value $0.01 per share (the “Shares”), of Cracker Barrel Old Country Store, Inc. (the “Issuer”).  The address of the principal executive offices of the Issuer is 305 Hartmann Drive, P.O. Box 787, Lebanon, Tennessee 37088.

Item 2.	Identity and Background.

(a)           This statement is filed by Biglari Holdings Inc., an Indiana corporation (“BH”), Biglari Capital Corp., a Texas corporation (“BCC”), The Lion Fund, L.P., a Delaware limited partnership (“Lion Fund”), and Sardar Biglari.  Each of the foregoing is referred to as a “Reporting Person” and collectively as the “Reporting Persons.”

Sardar Biglari is the Chairman and Chief Executive Officer of BH and has investment discretion over the securities owned by BH.  By virtue of this relationship, Sardar Biglari may be deemed to beneficially own the Shares owned directly by BH.

BCC is the general partner of the Lion Fund.  BCC is a wholly-owned subsidiary of BH.  Sardar Biglari is the Chairman and Chief Executive Officer of each of BCC and BH and has investment discretion over the securities owned by the Lion Fund.  By virtue of these relationships, BCC, BH and Sardar Biglari may be deemed to beneficially own the Shares owned directly by the Lion Fund.

Set forth on Schedule A annexed hereto is the name and present principal occupation or employment and the name, principal business and address of any corporation or other organization in which such employment is conducted of each of the executive officers and directors of BH.

(b)           The principal business address of each of BH, BCC, the Lion Fund and Sardar Biglari is 175 East Houston Street, Suite 1300, San Antonio, Texas 78205.

(c)           The principal business of BH is a diversified holding company engaged in a number of diverse business activities.  The principal business of the Lion Fund is purchasing, holding and selling securities for investment purposes.  The principal business of BCC is serving as the general partner of the Lion Fund. The principal occupation of Sardar Biglari is serving as Chairman and Chief Executive Officer of BH and BCC.

(d)           No Reporting Person nor any person listed on Schedule A annexed hereto has, during the last five years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

(e)           No Reporting Person nor any person listed on Schedule A annexed hereto has, during the last five years, been party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

(f)            Sardar Biglari is a citizen of the United States of America.  The citizenships of the persons listed on Schedule A annexed hereto are set forth thereon.

Item 3.	Source and Amount of Funds or Other Consideration.

The aggregate purchase price of the 2,096,034 Shares owned directly by BH is approximately $95,164,081, which includes a net amount of $4,451,000 payable with respect to the exercise of the listed put option contracts described in Item 6.  Such Shares were and, upon the exercise of the put option contracts, will be acquired with the working capital of BH (which may include margin loans made by brokerage firms in the ordinary course of business).

6

CUSIP NO. 22410J106

The aggregate purchase price of the 140,100 Shares owned directly by the Lion Fund is approximately $6,062,885.  Such Shares were acquired with the working capital of the Lion Fund (which may include margin loans made by brokerage firms in the ordinary course of business).

None of the persons listed on Schedule A annexed hereto currently beneficially own any Shares.

Item 4.	Purpose of Transaction.

The Reporting Persons intend to evaluate their investment in the Shares on a continuous basis.  The Reporting Persons plan to communicate with the Issuer’s management and members of the Board regarding the business, governance and future plans of the Issuer.  From time to time, the Reporting Persons may acquire additional shares of the Issuer’s capital stock or dispose of shares, in the open market or otherwise, or may formulate other purposes, plans or proposals regarding the Issuer or its shares.

No Reporting Person has any present plan or proposal that would relate to or result in any of the matters set forth in subparagraphs (a) - (j) of Item 4 of Schedule 13D except as set forth herein or as would occur upon completion of any of the actions discussed herein.

Item 5.	Interest in Securities of the Issuer.

(a-e)        The aggregate percentage of Shares reported owned by the Reporting Persons is based upon 22,975,567 Shares outstanding, which is the total number of Shares outstanding as of May 27, 2011, as reported in the Issuer’s Quarterly Report on Form 10-Q for the quarter ended April 29, 2011 filed with the Securities and Exchange Commission on June 3, 2011.

As of the close of business on the date hereof, BH owned directly 2,096,034(1) Shares, constituting approximately 9.1%(1) of the Shares outstanding.  By virtue of the relationships with BH discussed in further detail in Item 2, Sardar Biglari may be deemed to beneficially own the Shares owned by BH.

As of the close of business on the date hereof, the Lion Fund owned directly 140,100 Shares, constituting approximately 0.6% of the Shares outstanding.  By virtue of the relationships with the Lion Fund discussed in further detail in Item 2, each of BCC, BH and Sardar Biglari may be deemed to beneficially own the Shares owned by the Lion Fund.

An aggregate of 2,236,134(1) Shares, constituting approximately 9.7%(1)  of the Shares outstanding, are reported by the Reporting Persons in this statement.

Neither Sardar Biglari nor any person set forth on Schedule A annexed hereto directly owns any Shares as of the date hereof.

Schedule B annexed hereto lists all transactions in securities of the Issuer by (i) the Reporting Persons and (ii) each of the executive officers and directors of BH during the past 60 days.  All of such transactions were effected in the open market, unless otherwise noted.

1  Includes 100,000 Shares receivable upon the exercise of listed put option contracts, which are exercisable by the holders thereof until June 18, 2011.

7

CUSIP NO. 22410J106

By virtue of his relationships with the other Reporting Persons discussed in further detail in Item 2, Sardar Biglari may be deemed to have the sole power to vote and dispose of the Shares owned directly by BH and the Lion Fund.

No person other than the Reporting Persons is known to have the right to receive, or the power to direct the receipt of dividends from, or proceeds from the sale of, the Shares.

Each of the Reporting Persons, as a member of a “group” with the other Reporting Persons for purposes of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), may be deemed to beneficially own the Shares owned by the other Reporting Persons.  The filing of this Schedule 13D shall not be deemed an admission that any of the Reporting Persons is, for purposes of Section 13(d) of the Exchange Act, the beneficial owner of any Shares he or it does not directly own.  Each of the Reporting Persons specifically disclaims beneficial ownership of the Shares reported herein that he or it does not directly own.

Item 6.	Contracts, Arrangements, Understandings or Relationships With Respect to Securities of the Issuer.

On June 13, 2011, BH, BCC, the Lion Fund and Sardar Biglari entered into a Joint Filing Agreement in which the Reporting Persons agreed to the joint filing on behalf of each of them of statements on Schedule 13D with respect to the securities of the Issuer.  A copy of this agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On May 24, 2011, BH sold 1,000 listed put option contracts giving the counterparties the right, but not obligation, to deliver to BH 100,000 Shares at an exercise price of $45.00 per Share.  Such put options have an expiration date of June 18, 2011.  Such Shares are included in the beneficial ownership amounts for BH reported on this Schedule 13D.  Each of the Reporting Persons specifically disclaims beneficial ownership of such Shares.

Item 7.	Material to be Filed as Exhibits.

99.1	Joint Filing Agreement, dated June 13, 2011, by and among BH, BCC, the Lion Fund and Sardar Biglari.

8

CUSIP NO. 22410J106

SIGNATURE

After reasonable inquiry and to the best of his knowledge and belief, each of the undersigned certifies that the information set forth in this statement is true, complete and correct.

June 13, 2011
(Date)

BIGLARI HOLDINGS INC.

By:	/s/ Sardar Biglari
	Name:	Sardar Biglari
	Title:	Chairman and Chief Executive Officer

BIGLARI CAPITAL CORP.

By:	/s/ Sardar Biglari
	Name:	Sardar Biglari
	Title:	Chairman and Chief Executive Officer

THE LION FUND, L.P.

By: BIGLARI CAPITAL CORP., its General Partner

By:	/s/ Sardar Biglari
	Name:	Sardar Biglari
	Title:	Chairman and Chief Executive Officer

/s/ Sardar Biglari
SARDAR BIGLARI

9

CUSIP NO. 22410J106

Schedule A

Directors and Executive Officers of Biglari Holdings Inc.

NAME AND POSITION WITH BH	PRESENT PRINCIPAL OCCUPATION	BUSINESS ADDRESS	CITIZENSHIP
Sardar Biglari, Chairman of the Board and Chief Executive Officer	See Item 2	See Item 2	See Item 2
Philip L. Cooley, Vice Chairman of the Board	Prassel Distinguished Professor of Business at Trinity University	c/o Biglari Holdings Inc. 175 East Houston Street Suite 1300 San Antonio, Texas 78205	USA
Duane E. Geiger, Interim Chief Financial Officer, Vice President and Controller	Interim Chief Financial Officer, Vice President and Controller of BH	c/o Biglari Holdings Inc. 175 East Houston Street Suite 1300 San Antonio, Texas 78205	USA
Dr. Ruth J. Person, Director	Chancellor and Professor of Management, University of Michigan-Flint	c/o Biglari Holdings Inc. 175 East Houston Street Suite 1300 San Antonio, Texas 78205	USA
Dr. John W. Ryan, Director	Private investor	c/o Biglari Holdings Inc. 175 East Houston Street Suite 1300 San Antonio, Texas 78205	USA
Kenneth R. Cooper, Director	Attorney	c/o Biglari Holdings Inc. 175 East Houston Street Suite 1300 San Antonio, Texas 78205	USA

CUSIP NO. 22410J106

Schedule B

Transactions in the Securities of the Issuer during the past 60 days

Class of Security	Securities Purchased/(Sold)	Price Per Share ($)	Date of Purchase/Sale

BIGLARI HOLDINGS INC.

Common Stock	3,500	$48.2904	04/14/2011
May 21, 2011 Put Option, ($45.00 Strike Price)*	(50)	$0.5282	04/14/2011
Common Stock	(35,000)	$50.0272	04/15/2011
Common Stock	(13,193)	$50.2587	04/19/2011
Common Stock	(35,000)	$51.0103	04/20/2011
Common Stock	7,000	$49.7099	05/03/2011
Common Stock	(17,500)	$51.9369	05/05/2011
Common Stock	(72,117)	$53.3092	05/12/2011
Common Stock	(20,883)	$52.6618	05/19/2011
Common Stock	(400)	$53.4281	05/23/2011
Common Stock	295,000	$48.2007	05/24/2011
June 18, 2011 Put Option, ($45.00 Strike Price)	(1,000)	$0.4900	05/24/2011
Common Stock	200,000	$46.9082	05/25/2011
Common Stock	95,000	$47.2428	05/26/2011
Common Stock	82,200	$47.5642	05/27/2011
Common Stock	115,000	$47.7993	05/31/2011
Common Stock	35,000	$46.7153	06/01/2011
Common Stock	61,661	$45.1659	06/02/2011
Common Stock	140,000	$44.4593	06/03/2011
Common Stock	175,017	$44.8849	06/06/2011
Common Stock	156,200	$44.8217	06/07/2011
Common Stock	170,000	$44.6509	06/08/2011
Common Stock	58,218	$44.4471	06/09/2011
Common Stock	236,438	$44.0862	06/10/2011
Common Stock	176,200	$44.6821	06/13/2011

*Put option that expired unexercised on May 21, 2011.

CUSIP NO. 22410J106

THE LION FUND, L.P.

Common Stock	1,500	$48.2904	04/14/2011
May 21, 2011 Put Option, ($45.00 Strike Price)*	(21)	$0.5282	04/14/2011
Common Stock	(15,000)	$50.0272	04/15/2011
Common Stock	(5,654)	$50.2587	04/19/2011
Common Stock	(15,000)	$51.0103	04/20/2011
Common Stock	3,000	$49.7099	05/03/2011
Common Stock	(7,500)	$51.9369	05/05/2011
Common Stock	(30,907)	$53.3092	05/12/2011
Common Stock	(10,093)	$52.6618	05/19/2011
Common Stock	(400)	$53.4281	05/23/2011
Common Stock	5,000	$48.2007	05/24/2011
Common Stock	10,000	$47.2428	05/26/2011
Common Stock	20,000	$47.5642	05/27/2011
Common Stock	10,000	$47.7993	05/31/2011
Common Stock	5,000	$46.7153	06/01/2011
Common Stock	10,000	$45.1659	06/02/2011
Common Stock	25,000	$44.4593	06/03/2011
Common Stock	10,000	$44.8849	06/06/2011
Common Stock	10,000	$44.8217	06/07/2011
Common Stock	10,000	$44.6509	06/08/2011
Common Stock	5,000	$44.4471	06/09/2011
Common Stock	15,000	$44.0862	06/10/2011
Common Stock	5,000	$44.6821	06/13/2011

*Put option that expired unexercised on May 21, 2011.

Exhibit 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including additional amendments thereto) with respect to the shares of Common Stock, par value $0.01 per share, of Cracker Barrel Old Country Store, Inc.  This Joint Filing Agreement shall be filed as an Exhibit to such Statement.

Dated:  June 13, 2011

June 13, 2011
(Date)

BIGLARI HOLDINGS INC.

By:	/s/ Sardar Biglari
	Name:	Sardar Biglari
	Title:	Chairman and Chief Executive Officer

BIGLARI CAPITAL CORP.

By:	/s/ Sardar Biglari
	Name:	Sardar Biglari
	Title:	Chairman and Chief Executive Officer

THE LION FUND, L.P.

By: BIGLARI CAPITAL CORP., its General Partner

By:	/s/ Sardar Biglari
	Name:	Sardar Biglari
	Title:	Chairman and Chief Executive Officer

/s/ Sardar Biglari
SARDAR BIGLARI

NOMINEE

Sardar Biglari is the Chairman and Chief Executive Officer of Biglari Holdings Inc., listed on the New York Stock Exchange under the symbol BH. Biglari Holdings is a holding company engaged in a number of diverse business activities. Mr. Biglari makes all major operating, investment, and capital allocation decisions for Biglari Holdings and its subsidiaries. He is also Chairman and Chief Executive Officer of Biglari Capital Corp., a wholly-owned subsidiary of Biglari Holdings and general partner of The Lion Fund, L.P., a private investment fund. He is also Chairman and Chief Executive Officer of Steak n Shake Operations, Inc. and Western Sizzlin Corporation, both of which are wholly-owned subsidiaries of Biglari Holdings. Mr. Biglari is a director of CCA Industries, Inc., a manufacturer and marketer of health and beauty aids. Mr. Biglari has extensive managerial, turnaround, and investing experience in a broad range of businesses.

Mr. Biglari would be an “independent director” of Cracker Barrel Old Country Store, Inc. within the meaning of NASDAQ listing standards applicable to board composition and Section 301 of the Sarbanes-Oxley Act of 2002.

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THIS SITE INCLUDES NEWS AND INFORMATION, COMMENTARY, AND OTHER CONTENT RELATING TO CRACKER BARREL OLD COUNTRY STORE, INC. (THE "COMPANY"), INCLUDING BY PERSONS OR COMPANIES THAT ARE NOT AFFILIATED WITH BIGLARI HOLDINGS INC. ("THIRD PARTY CONTENT"). THE AUTHOR AND SOURCE OF ALL THIRD PARTY CONTENT AND DATE OF PUBLICATION IS CLEARLY AND PROMINENTLY IDENTIFIED. THIRD PARTY CONTENT IS AVAILABLE THROUGH FRAMED AREAS, THROUGH HYPERLINKS TO THIRD PARTY WEB SITES, OR IS SIMPLY PUBLISHED ON THE SITE. BIGLARI HOLDINGS INC. AND ITS AFFILIATES HAVE NOT BEEN INVOLVED IN THE PREPARATION, ADOPTION OR EDITING OF THIRD PARTY CONTENT AND DO NOT EXPLICITLY OR IMPLICITLY ENDORSE OR APPROVE SUCH CONTENT. THE PURPOSE OF MAKING THE THIRD PARTY CONTENT AVAILABLE IS TO PROVIDE RELEVANT INFORMATION TO SHAREHOLDERS OF THE COMPANY IN CONNECTION WITH THE ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS OF THE COMPANY AT ITS 2011 ANNUAL MEETING OF SHAREHOLDERS AND THE MANAGEMENT AND AFFAIRS OF THE COMPANY IN GENERAL.

CERTAIN INFORMATION CONCERNING PARTICIPANTS

Biglari Holdings Inc., an Indiana corporation (“Biglari Holdings”), together with the other participants named herein, intends to make a preliminary filing with the Securities and Exchange Commission (“SEC”) of a proxy statement and accompanying proxy card to be used to solicit votes for the election of a director nominee at the 2011 annual meeting of shareholders of Cracker Barrel Old Country Store, Inc., a Tennessee corporation (the “Company”).

BIGLARI HOLDINGS STRONGLY ADVISES ALL SHAREHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV.  IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST.  REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ PROXY SOLICITOR, INNISFREE M&A INCORPORATED, TOLL-FREE AT (888) 750-5834, BANKS AND BROKERS CALL COLLECT AT (212) 750-5833.

The participants in this proxy solicitation are Biglari Holdings, Biglari Capital Corp., a Texas corporation (“BCC”), The Lion Fund, L.P., a Delaware limited partnership (the “Lion Fund”), and Sardar Biglari.

As of the date hereof, Biglari Holdings directly owns 1,996,034 shares of Common Stock of the Company.  As of the date hereof, the Lion Fund directly owns 140,100 shares of Common Stock.  Each of BCC, as the general partner of the Lion Fund, and Biglari Holdings, as the parent of BCC, may be deemed to beneficially own the shares of Common Stock directly owned by the Lion Fund.  Mr. Biglari, as the Chairman and Chief Executive Officer of each of BCC and Biglari Holdings, may be deemed to beneficially own the shares of Common Stock directly owned by Biglari Holdings and the Lion Fund.

As members of a “group” for the purposes of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended, each of the participants in this proxy solicitation is deemed to beneficially own the shares of Common Stock of the Company beneficially owned in the aggregate by the other participants. Each of the participants in this proxy solicitation disclaims beneficial ownership of such shares of Common Stock except to the extent of his or its pecuniary interest therein.